EXHIBIT 10.1
AVIS BUDGET RENTAL CAR FUNDING (AESOP) LLC,

as Issuer

and

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,

as Trustee and Series 2009-2 Agent

_____________________

SERIES 2009-2 SUPPLEMENT

dated as of October 1, 2009

to

SECOND AMENDED AND RESTATED BASE INDENTURE

dated as of June 3, 2004

_____________________

Series 2009-2 5.68%  Rental Car Asset Backed Notes

(i)

Table of Contents
(continued)

Section 6.15 Confidential Information.	43
Section 6.16 Capitalized Cost Covenant	44

(ii)

SERIES 2009-2 SUPPLEMENT, dated as of October 1, 2009 (this “Supplement”), among AVIS BUDGET RENTAL CAR FUNDING (AESOP) LLC, a special purpose limited liability company established under the laws of Delaware (“ABRCF”), THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A. (formerly known as The Bank of New York), a limited purpose national banking association with trust powers, as trustee (in such capacity, and together with its successors in trust thereunder as provided in the Base Indenture referred to below, the “Trustee”), and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A. (formerly known as The Bank of New York), as agent (in such capacity, the “Series 2009-2 Agent”) for the benefit of the Series 2009-2 Noteholders, to the Second Amended and Restated Base Indenture, dated as of June 3, 2004, between ABRCF and the Trustee (as amended, modified or supplemented from time to time, exclusive of Supplements creating a new Series of Notes, the “Base Indenture”).

PRELIMINARY STATEMENT

WHEREAS, Sections 2.2 and 12.1 of the Base Indenture provide, among other things, that ABRCF and the Trustee may at any time and from time to time enter into a supplement to the Base Indenture for the purpose of authorizing the issuance of one or more Series of Notes;

NOW, THEREFORE, the parties hereto agree as follows:

DESIGNATION

There is hereby created a Series of Notes to be issued pursuant to the Base Indenture and this Supplement, and such Series of Notes shall be designated generally as the Series 2009-2 5.68%  Rental Car Asset Backed Notes.

The proceeds from the sale of the Series 2009-2 Notes shall be deposited in the Collection Account and shall be paid to ABRCF and used to make Loans under the Loan Agreements to the extent that the Borrowers have requested Loans thereunder and Eligible Vehicles are available for acquisition or refinancing thereunder on the date hereof.  Any such portion of proceeds not so used to make Loans shall be deemed to be Principal Collections.

The Series 2009-2 Notes are a non-Segregated Series of Notes (as more fully described in the Base Indenture).  Accordingly, all references in this Supplement to “all” Series of Notes (and all references in this Supplement to terms defined in the Base Indenture that contain references to “all” Series of Notes) shall refer to all Series of Notes other than Segregated Series of Notes.

ARTICLE I

DEFINITIONS

(a)           All capitalized terms not otherwise defined herein are defined in the Definitions List attached to the Base Indenture as Schedule I thereto.  All Article, Section, Subsection or Exhibit references herein shall refer to Articles, Sections, Subsections or Exhibits of this Supplement, except as otherwise provided herein.  Unless otherwise stated herein, as the context otherwise requires or if such term is otherwise defined in the Base Indenture, each capitalized term used or defined herein shall relate only to the Series 2009-2 Notes and not to any other Series of Notes issued by ABRCF.  In the event that a term used herein shall be defined both herein and in the Base Indenture, the definition of such term herein shall govern.

(b)           The following words and phrases shall have the following meanings with respect to the Series 2009-2 Notes and the definitions of such terms are applicable to the singular as well as the plural form of such terms and to the masculine as well as the feminine and neuter genders of such terms:

“ABCR” means Avis Budget Car Rental, LLC.

“Adjusted Net Book Value” means, as of any date of determination, with respect to each Adjusted Program Vehicle as of such date, the product of 0.965 and the Net Book Value of such Adjusted Program Vehicle as of such date.

“Business Day” means any day other than (a) a Saturday or a Sunday or (b) a day on which banking institutions in New York City or in the city in which the corporate trust office of the Trustee is located are authorized or obligated by law or executive order to close.

“Certificate of Lease Deficit Demand” means a certificate substantially in the form of Annex A to the Series 2009-2 Letters of Credit.

“Certificate of Termination Date Demand” means a certificate substantially in the form of Annex D to the Series 2009-2 Letters of Credit.

“Certificate of Termination Demand” means a certificate substantially in the form of Annex C to the Series 2009-2 Letters of Credit.

“Certificate of Unpaid Demand Note Demand” means a certificate substantially in the form of Annex B to the Series 2009-2 Letters of Credit.

“Clearstream” is defined in Section 5.2.

“Confirmation Condition” means, with respect to any Bankrupt Manufacturer which is a debtor in Chapter 11 Proceedings, a condition that shall be satisfied upon the bankruptcy court having competent jurisdiction over such Chapter 11 Proceedings issuing an order that remains in effect approving (i) the assumption of such Bankrupt Manufacturer’s Manufacturer Program (and the related Assignment Agreements) by such Bankrupt Manufacturer or the trustee in bankruptcy of such Bankrupt Manufacturer under Section 365 of the Bankruptcy Code and at the time of such assumption, the payment of all amounts due and payable by such Bankrupt Manufacturer under such Manufacturer Program and the curing of all other defaults by the Bankrupt Manufacturer thereunder or (ii) the execution, delivery and performance by such Bankrupt Manufacturer of a new post-petition Manufacturer Program (and the related assignment agreements) on the same terms and covering the same Vehicles as such Bankrupt Manufacturer’s Manufacturer Program (and the related Assignment Agreements) in effect on the date such Bankrupt Manufacturer became subject to such Chapter 11 Proceedings and, at the time of the execution and delivery of such new post-petition Manufacturer Program, the payment of all amounts due and payable by such Bankrupt Manufacturer under such Manufacturer Program and the curing of all other defaults by the Bankrupt Manufacturer thereunder; provided that notwithstanding the foregoing, the Confirmation Condition shall be deemed satisfied until the 90th calendar day following the initial filing in respect of such Chapter 11 Proceedings.

“Consent” is defined in Article IV.

“Consent Period Expiration Date” is defined in Article IV.

“Demand Note Issuer” means each issuer of a Series 2009-2 Demand Note.

“Designated Amounts” is defined in Article IV.

“Disbursement” means any Lease Deficit Disbursement, any Unpaid Demand Note Disbursement, any Termination Date Disbursement or any Termination Disbursement under a Series 2009-2 Letter of Credit, or any combination thereof, as the context may require.

“Euroclear” is defined in Section 5.2.

“Excess Collections” is defined in Section 2.3(f)(i).

“Excluded Receivable Amount” means, as of any date of determination, the sum of the following amounts with respect to each Series 2009-2 Non-Investment Grade Manufacturer as of such date:  the product of (i) to the extent such amounts are included in the calculation of AESOP I Operating Lease Loan Agreement Borrowing Base as of such date, all amounts receivable, as of such date, by AESOP Leasing or the Intermediary from such Series 2009-2 Non-Investment Grade Manufacturer and (ii) the Series 2009-2 Excluded Manufacturer Receivable Specified Percentage for such Series 2009-2 Non-Investment Grade Manufacturer as of such date.

“Finance Guide” means the Black Book Official Finance/Lease Guide.

“Inclusion Date” means, with respect to any Vehicle, the date that is three months after the earlier of (i) the date such Vehicle became a Redesignated Vehicle and (ii) if the Manufacturer of such Vehicle is a Bankrupt Manufacturer, the date upon which the Event of Bankruptcy which caused such Manufacturer to become a Bankrupt Manufacturer first occurred.

“Lease Deficit Disbursement” means an amount drawn under a Series 2009-2 Letter of Credit pursuant to a Certificate of Lease Deficit Demand.

“Market Value Average” means, as of any day, the percentage equivalent of a fraction, the numerator of which is the average of the Selected Fleet Market Value as of the preceding Determination Date and the two Determination Dates precedent thereto and the denominator of which is the sum of (a) the average of the aggregate Net Book Value of all Non-Program Vehicles (excluding (i) any Unaccepted Program Vehicles, (ii) any Excluded Redesignated Vehicles and (iii) any other Non-Program Vehicles that are subject to a Manufacturer Program with an Eligible Non-Program Manufacturer with respect to which no Manufacturer Event of Default has occurred and is continuing) and (b) the average of the aggregate Adjusted Net Book Value of all Adjusted Program Vehicles, in the case of each of clause (a) and (b) leased under the AESOP I Operating Lease and the Finance Lease as of the preceding Determination Date and the two Determination Dates precedent thereto.

“Monthly Total Principal Allocation” means for any Related Month the sum of all Series 2009-2 Principal Allocations with respect to such Related Month.

“Past Due Rent Payment” is defined in Section 2.2(g).

“Permanent Global Series 2009-2 Note” is defined in Section 5.2.

“Pre-Preference Period Demand Note Payments” means, as of any date of determination, the aggregate amount of all proceeds of demands made on the Series 2009-2 Demand Notes included in the Series 2009-2 Demand Note Payment Amount as of the Series 2009-2 Letter of Credit Termination Date that were paid by the Demand Note Issuers more than one year before such date of determination; provided, however, that if an Event of Bankruptcy (or the occurrence of an event described in clause (a) of the definition thereof, without the lapse of a period of sixty (60) consecutive days) with respect to a Demand Note Issuer occurs during such one-year period, (x) the Pre-Preference Period Demand Note Payments as of any date during the period from and including the date of the occurrence of such Event of Bankruptcy to and including the conclusion or dismissal of the proceedings giving rise to such Event of Bankruptcy without continuing jurisdiction by the court in such proceedings shall equal the Pre-Preference Period Demand Note Payments as of the date of such occurrence for all Demand Note Issuers and (y) the Pre-Preference Period Demand Note Payments as of any date after the conclusion or dismissal of such proceedings shall equal the Series 2009-2 Demand Note Payment Amount as of the date of the conclusion or dismissal of such proceedings.

“Principal Deficit Amount” means, as of any date of determination, the excess, if any, of (i) the Series 2009-2 Invested Amount on such date (after giving effect to the distribution of the Monthly Total Principal Allocation for the Related Month if such date is a Distribution Date) over (ii) the Series 2009-2 AESOP I Operating Lease Loan Agreement Borrowing Base on such date; provided, however that the Principal Deficit Amount on any date occurring during the period commencing on and including the date of the filing by any of the Lessees of a petition for relief under Chapter 11 of the Bankruptcy Code to but excluding the date on which each of the Lessees shall have resumed making all payments of the portion of Monthly Base Rent relating to Loan Interest required to be made under the AESOP I Operating Lease, shall mean the excess, if any, of (x) the Series 2009-2 Invested Amount on such date (after giving effect to the distribution of Monthly Total Principal Allocation for the Related Month if such date is a Distribution Date) over (y) the sum of (1) the Series 2009-2 AESOP I Operating Lease Loan Agreement Borrowing Base on such date and (2) the lesser of (a) the Series 2009-2 Liquidity Amount on such date and (b) the Series 2009-2 Required Liquidity Amount on such date.

“Pro Rata Share” means, with respect to any Series 2009-2 Letter of Credit Provider as of any date, the fraction (expressed as a percentage) obtained by dividing (A) the available amount under such Series 2009-2 Letter of Credit Provider’s Series 2009-2 Letter of

Credit as of such date by (B) an amount equal to the aggregate available amount under all Series 2009-2 Letters of Credit as of such date; provided, that only for purposes of calculating the Pro Rata Share with respect to any Series 2009-2 Letter of Credit Provider as of any date, if such Series 2009-2 Letter of Credit Provider has not complied with its obligation to pay the Trustee the amount of any draw under its Series 2009-2 Letter of Credit made prior to such date, the available amount under such Series 2009-2 Letter of Credit Provider’s Series 2009-2 Letter of Credit as of such date shall be treated as reduced (for calculation purposes only) by the amount of such unpaid demand and shall not be reinstated for purposes of such calculation unless and until the date as of which such Series 2009-2 Letter of Credit Provider has paid such amount to the Trustee and been reimbursed by the Lessee or the applicable Demand Note Issuer, as the case may be, for such amount (provided that the foregoing calculation shall not in any manner reduce the undersigned’s actual liability in respect of any failure to pay any demand under its Series 2009-2 Letter of Credit).

“Requisite Noteholders” means Series 2009-2 Noteholders holding more than 50% of the Series 2009-2 Invested Amount.

“Restricted Global Series 2009-2 Note” is defined in Section 5.1.

“Selected Fleet Market Value” means, with respect to all Adjusted Program Vehicles and all Non-Program Vehicles (excluding (i) any Unaccepted Program Vehicles, (ii) any Excluded Redesignated Vehicles and (iii) any other Non-Program Vehicles that are subject to a Manufacturer Program with an Eligible Non-Program Manufacturer with respect to which no Manufacturer Event of Default has occurred and is continuing) as of any date of determination, the sum of the respective Market Values of each such Adjusted Program Vehicle and each such Non-Program Vehicle, in each case subject to the AESOP I Operating Lease or the Finance Lease as of such date.  For purposes of computing the Selected Fleet Market Value, the “Market Value” of an Adjusted Program Vehicle or a Non-Program Vehicle means the market value of such Vehicle as specified in the most recently published NADA Guide for the model class and model year of such Vehicle based on the average equipment and the average mileage of each Vehicle of such model class and model year then leased under the AESOP I Operating Lease and the Finance Lease; provided, that if the NADA Guide is not being published or the NADA Guide is being published but such Vehicle is not included therein, the Market Value of such Vehicle shall be based on the market value specified in the most recently published Finance Guide for the model class and model year of such Vehicle based on the average equipment and the average mileage of each Vehicle of such model class and model year then leased under the AESOP I Operating Lease or the Finance Lease; provided, further, that if the Finance Guide is being published but such Vehicle is not included therein, the Market Value of such Vehicle shall mean (x) in the case of an Adjusted Program Vehicle, the Adjusted Net Book Value of such Adjusted Program Vehicle and (y) in the case of a Non-Program Vehicle, the Net Book Value of such Non-Program Vehicle provided, further, that if the Finance Guide is not being published, the Market Value of such Vehicle shall be based on an independent third-party data source selected by the Administrator and approved by each Rating Agency that is rating any Series of Notes, at the request of ABRCF based on the average equipment and average mileage of each Vehicle of such model class and model year then leased under the AESOP I Operating Lease or the Finance Lease; provided, further, that if no such third-party data source or methodology shall have been so approved or any such third-party data source or methodology is not available, the Market Value of such Vehicle shall be equal to a reasonable estimate of the wholesale market value of such Vehicle as determined by the Administrator, based on the Net Book Value of such Vehicle and any other factors deemed relevant by the Administrator.

“Series 2002-2 Notes” means the Series of Notes designated as the Series 2002-2 Notes.

“Series 2003-4 Notes” means the Series of Notes designated as the Series 2003-4 Notes.

“Series 2004-1 Notes” means the Series of Notes designated as the Series 2004-1 Notes.

“Series 2005-1 Notes” means the Series of Notes designated as the Series 2005-1 Notes.

“Series 2005-2 Notes” means the Series of Notes designated as the Series 2005-2 Notes.

“Series 2005-4 Notes” means the Series of Notes designated as the Series 2005-4 Notes.

“Series 2006-1 Notes” means the Series of Notes designated as the Series 2006-1 Notes.

“Series 2007-2 Notes” means the Series of Notes designated as the Series 2007-2 Notes.

“Series 2008-1 Notes” means the Series of Notes designated as the Series 2008-1 Notes.

“Series 2009-1 Notes” means the Series of Notes designated as the Series 2009-1 Notes.

“Series 2009-2 Accounts” means each of the Series 2009-2 Distribution Account, the Series 2009-2 Reserve Account, the Series 2009-2 Collection Account, the Series 2009-2 Excess Collection Account and the Series 2009-2 Accrued Interest Account.

“Series 2009-2 Accrued Interest Account” is defined in Section 2.1(b).

“Series 2009-2 AESOP I Operating Lease Loan Agreement Borrowing Base” means, as of any date of determination, the product of (a) the Series 2009-2 AESOP I Operating Lease Vehicle Percentage as of such date and (b) the excess of (i) the AESOP I Operating Lease Loan Agreement Borrowing Base as of such date over (ii) the Excluded Receivable Amount as of such date.

“Series 2009-2 AESOP I Operating Lease Vehicle Percentage” means, as of any date of determination, a fraction, expressed as a percentage (which percentage shall never exceed 100%), the numerator of which is the Series 2009-2 Required AESOP I Operating Lease Vehicle Amount as of such date and the denominator of which is the sum of the Required AESOP I Operating Lease Vehicle Amounts for all Series of Notes as of such date.

“Series 2009-2 Agent” is defined in the recitals hereto.

“Series 2009-2 Available Cash Collateral Account Amount” means, as of any date of determination, the amount on deposit in the Series 2009-2 Cash Collateral Account (after giving effect to any deposits thereto and withdrawals and releases therefrom on such date).

“Series-2009-2 Available Reserve Account Amount” means, as of any date of determination, the amount on deposit in the Series 2009-2 Reserve Account (after giving effect to any deposits thereto and withdrawals and releases therefrom on such date).

“Series 2009-2 Carryover Controlled Amortization Amount” means, with respect to any Related Month during the Series 2009-2 Controlled Amortization Period, the amount, if any, by which the portion of the Monthly Total Principal Allocation paid to the Series 2009-2 Noteholders pursuant to Section 2.5(e) for the previous Related Month was less than the Series 2009-2 Controlled Distribution Amount for the previous Related Month; provided, however, that for the first Related Month in the Series 2009-2 Controlled Amortization Period, the Series 2009-2 Carryover Controlled Amortization Amount shall be zero.

“Series 2009-2 Cash Collateral Account” is defined in Section 2.8(f).

“Series 2009-2 Cash Collateral Account Collateral” is defined in Section 2.8(a).

“Series 2009-2 Cash Collateral Account Surplus” means, with respect to any Distribution Date, the lesser of (a) the Series 2009-2 Available Cash Collateral Account Amount and (b) the lesser of (A) the excess, if any, of the Series 2009-2 Liquidity Amount (after giving effect to any withdrawal from the Series 2009-2 Reserve Account on such Distribution Date) over the Series 2009-2 Required Liquidity Amount on such Distribution Date and (B) the excess, if any, of the Series 2009-2 Enhancement Amount (after giving effect to any withdrawal from the Series 2009-2 Reserve Account on such Distribution Date) over the Series 2009-2 Required Enhancement Amount on such Distribution Date; provided, however that, on any date after the Series 2009-2 Letter of Credit Termination Date, the Series 2009-2 Cash Collateral Account Surplus shall mean the excess, if any, of (x) the Series 2009-2 Available Cash Collateral Account Amount over (y) the Series 2009-2 Demand Note Payment Amount minus the Pre-Preference Period Demand Note Payments as of such date.

“Series 2009-2 Cash Collateral Percentage” means, as of any date of determination, the percentage equivalent of a fraction, the numerator of which is the Series 2009-2 Available Cash Collateral Amount as of such date and the denominator of which is the Series 2009-2 Letter of Credit Liquidity Amount as of such date.

“Series 2009-2 Closing Date” means October 1, 2009.

“Series 2009-2 Collateral” means the Collateral, each Series 2009-2 Letter of Credit, each Series 2009-2 Demand Note, the Series 2009-2 Distribution Account Collateral, the Series 2009-2 Cash Collateral Account Collateral and the Series 2009-2 Reserve Account Collateral.

“Series 2009-2 Collection Account” is defined in Section 2.1(b).

“Series 2009-2 Controlled Amortization Amount” means, with respect to any Related Month during the Series 2009-2 Controlled Amortization Period, $75,000,000.

“Series 2009-2 Controlled Amortization Period” means the period commencing at the opening of business on August 1, 2012 (or, if such day is not a Business Day, the Business Day immediately preceding such day) and continuing to the earliest of (i) the commencement of the Series 2009-2 Rapid Amortization Period, (ii) the date on which the Series 2009-2 Notes are fully paid and (iii) the termination of the Indenture.

“Series 2009-2 Controlled Distribution Amount” means, with respect to any Related Month during the Series 2009-2 Controlled Amortization Period, an amount equal to the sum of the Series 2009-2 Controlled Amortization Amount and any Series 2009-2 Carryover Controlled Amortization Amount for such Related Month.

“Series 2009-2 Demand Note” means each demand note made by a Demand Note Issuer, substantially in the form of Exhibit C, as amended, modified or restated from time to time.

“Series 2009-2 Demand Note Payment Amount” means, as of the Series 2009-2 Letter of Credit Termination Date, the aggregate amount of all proceeds of demands made on the Series 2009-2 Demand Notes pursuant to Section 2.5(b) or (c) that were deposited into the Series 2009-2 Distribution Account and paid to the Series 2009-2 Noteholders during the one year period ending on the Series 2009-2 Letter of Credit Termination Date; provided, however, that if an Event of Bankruptcy (or the occurrence of an event described in clause (a) of the definition thereof, without the lapse of a period of sixty (60) consecutive days) with respect to a Demand Note Issuer shall have occurred during such one year period, the Series 2009-2 Demand Note Payment Amount as of the Series 2009-2 Letter of Credit Termination Date shall equal the Series 2009-2 Demand Note Payment Amount as if it were calculated as of the date of such occurrence.

“Series 2009-2 Deposit Date” is defined in Section 2.2.

“Series 2009-2 Distribution Account” is defined in Section 2.9(a).

“Series 2009-2 Distribution Account Collateral” is defined in Section 2.9(d).

“Series 2009-2 Eligible Letter of Credit Provider” means a Person satisfactory to ABCR and the Demand Note Issuers and having, at the time of the issuance of the related Series 2009-2 Letter of Credit, a long-term senior unsecured debt rating (or the equivalent thereof) of at least “A1” from Moody’s and a short-term senior unsecured debt rating of at least “P-1” from Moody’s that is (a) a commercial bank having total assets in excess of $500,000,000, (b) a finance company, insurance company or other financial institution that in the ordinary course of business issues letters of credit and has total assets in excess of $200,000,000 or (c) any other financial institution; provided, however, that if a Person is not a Series 2009-2 Letter of Credit Provider (or a letter of credit provider under the Supplement for any other Series of Notes), then such Person shall not be a Series 2009-2 Eligible Letter of Credit Provider until ABRCF has provided 10 days’ prior written notice to Moody’s that such Person has been proposed as a Series 2009-2 Letter of Credit Provider.

“Series 2009-2 Enhancement” means the Series 2009-2 Cash Collateral Account Collateral, the Series 2009-2 Letters of Credit, the Series 2009-2 Demand Notes, the Series 2009-2 Overcollateralization Amount and the Series 2009-2 Reserve Account Amount.

“Series 2009-2 Enhancement Amount” means, as of any date of determination, the sum of (i) the Series 2009-2 Overcollateralization Amount as of such date, (ii) the Series 2009-2 Letter of Credit Amount as of such date, (iii) the Series 2009-2 Available Reserve Account Amount as of such date and (iv) the amount of cash and Permitted Investments on deposit in the Series 2009-2 Collection Account (not including amounts allocable to the Series 2009-2 Accrued Interest Account) and the Series 2009-2 Excess Collection Account as of such date.

“Series 2009-2 Enhancement Deficiency” means, on any date of determination, the amount by which the Series 2009-2 Enhancement Amount is less than the Series 2009-2 Required Enhancement Amount as of such date.

“Series 2009-2 Excess Collection Account” is defined in Section 2.1(b).

“Series 2009-2 Excluded Manufacturer Receivable Specified Percentage” means, as of any date of determination, with respect to each Series 2009-2 Non-Investment Grade Manufacturer as of such date, the percentage (not to exceed 100%) most recently specified in writing by Moody’s to ABRCF and the Trustee and consented to by the Requisite Noteholders with respect to such Series 2009-2 Non-Investment Grade Manufacturer; provided, however, that as of the Series 2009-2 Closing Date the Series 2009-2 Excluded Manufacturer Receivable Specified Percentage for each Series 2009-2 Non-Investment Grade Manufacturer shall be 100%; provided further that the initial Series 2009-2 Excluded Manufacturer Receivable Specified Percentage with respect to any Manufacturer that becomes a Series 2009-2 Non-Investment Grade Manufacturer after the Series 2009-2 Closing Date shall be 100%.

“Series 2009-2 Expected Final Distribution Date” means the February 2013 Distribution Date.

“Series 2009-2 Final Distribution Date” means the February 2014 Distribution Date.

“Series 2009-2 Highest Enhanced Vehicle Percentage” means, as of any date of determination, a fraction, expressed as a percentage, (a) the numerator of which is the aggregate Net Book Value of all Vehicles leased under the AESOP I Operating Lease that are either not subject to a Manufacturer Program or not eligible for repurchase under a Manufacturer Program as of such date and (b) the denominator of which is the aggregate Net Book Value of all Vehicles leased under the AESOP I Operating Lease as of such date.

“Series 2009-2 Highest Enhancement Rate” means, as of any date of determination, the greater of (a) 62.75% and (b) the sum of (i) 62.75% and (ii) the highest, for any calendar month within the preceding twelve calendar months, of the greater of (x) an amount (not less than zero) equal to 100% minus the Measurement Month Average for the immediately preceding Measurement Month and (y) an amount (not less than zero) equal to 100% minus the Market Value Average as of the Determination Date within such calendar month (excluding the Market Value Average for any Determination Date which has not yet occurred).

“Series 2009-2 Initial Invested Amount” means the aggregate initial principal amount of the Series 2009-2 Notes, which is $450,000,000.

“Series 2009-2 Interest Period” means a period commencing on and including a Distribution Date and ending on and including the day preceding the next succeeding Distribution Date; provided, however that the initial Series 2009-2 Interest Period shall commence on and include the Series 2009-2 Closing Date and end on and include October 19, 2009.

“Series 2009-2 Intermediate Enhanced Vehicle Percentage” means, as of any date of determination, 100% minus the sum of (a) the Series 2009-2 Lowest Enhanced Vehicle Percentage and (b) the Series 2009-2 Highest Enhanced Vehicle Percentage.

“Series 2009-2 Intermediate Enhancement Rate” means 62.75%.

“Series 2009-2 Invested Amount” means, when used with respect to any date, an amount equal to (a) the Series 2009-2 Initial Invested Amount minus (b) the amount of principal payments made to Series 2009-2 Noteholders on or prior to such date.

“Series 2009-2 Invested Percentage” means as of any date of determination:

(a)           when used with respect to Principal Collections, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which shall be equal to the sum of the Series 2009-2 Invested Amount and the Series 2009-2 Overcollateralization Amount, determined during the Series 2009-2 Revolving Period as of the end of the Related Month (or, until the end of the initial Related Month, on the Series 2009-2 Closing Date), or, during the Series 2009-2 Controlled Amortization Period and the Series 2009-2 Rapid Amortization Period, as of the end of the Series 2009-2 Revolving Period, and the denominator of which shall be the greater of (I) the Aggregate Asset Amount as of the end of the Related Month or, until the end of the initial Related Month, as of the Series 2009-2 Closing Date, and (II) as of the same date as in clause (I), the sum of the numerators used to determine (i) invested percentages for allocations with respect to Principal Collections (for all Series of Notes and all classes of such Series of Notes) and (ii) overcollateralization percentages for allocations with respect to Principal Collections (for all Series of Notes that provide for credit enhancement in the form of overcollateralization); and

(b)           when used with respect to Interest Collections, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which shall be the Accrued Amounts with respect to the Series 2009-2 Notes on such date of determination, and the denominator of which shall be the aggregate Accrued Amounts with respect to all Series of Notes on such date of determination.

“Series 2009-2 Lease Interest Payment Deficit” means, on any Distribution Date, an amount equal to the excess, if any, of (a) the aggregate amount of Interest Collections which pursuant to Section 2.2(a), (b), (c) or (d) would have been allocated to the Series 2009-2 Accrued Interest Account if all payments of Monthly Base Rent required to have been made under the Leases from and excluding the preceding Distribution Date to and including such Distribution Date were made in full over (b) the aggregate amount of Interest Collections which pursuant to Section 2.2(a), (b), (c) or (d) have been allocated to the Series 2009-2 Accrued Interest Account (excluding any amounts paid into the Series 2009-2 Accrued Interest Account pursuant to the proviso in Sections 2.2(c)(ii) and/or 2.2(d)(ii)) from and excluding the preceding Distribution Date to and including the Business Day immediately preceding such Distribution Date.

“Series 2009-2 Lease Payment Deficit” means either a Series 2009-2 Lease Interest Payment Deficit or a Series 2009-2 Lease Principal Payment Deficit.

“Series 2009-2 Lease Principal Payment Carryover Deficit” means (a) for the initial Distribution Date, zero and (b) for any other Distribution Date, the excess of (x) the Series 2009-2 Lease Principal Payment Deficit, if any, on the preceding Distribution Date over (y) the amount deposited in the Distribution Account on such preceding Distribution Date pursuant to Section 2.5(b) on account of such Series 2009-2 Lease Principal Payment Deficit.

“Series 2009-2 Lease Principal Payment Deficit” means on any Distribution Date the sum of (a) the Series 2009-2 Monthly Lease Principal Payment Deficit for such Distribution Date and (b) the Series 2009-2 Lease Principal Payment Carryover Deficit for such Distribution Date.

“Series 2009-2 Letter of Credit” means an irrevocable letter of credit, if any, substantially in the form of Exhibit D issued by a Series 2009-2 Eligible Letter of Credit Provider in favor of the Trustee for the benefit of the Series 2009-2 Noteholders.

“Series 2009-2 Letter of Credit Amount” means, as of any date of determination, the lesser of (a) the sum of (i) the aggregate amount available to be drawn on such date under each Series 2009-2 Letter of Credit on which no draw has been made pursuant to Section 2.8(c), as specified therein, and (ii) if the Series 2009-2 Cash Collateral Account has been established and funded pursuant to Section 2.8, the Series 2009-2 Available Cash Collateral Account Amount on such date and (b) the aggregate outstanding principal amount of the Series 2009-2 Demand Notes on such date.

“Series 2009-2 Letter of Credit Expiration Date” means, with respect to any Series 2009-2 Letter of Credit, the expiration date set forth in such Series 2009-2 Letter of Credit, as such date may be extended in accordance with the terms of such Series 2009-2 Letter of Credit.

“Series 2009-2 Letter of Credit Liquidity Amount” means, as of any date of determination, the sum of (a) the aggregate amount available to be drawn on such date under each Series 2009-2 Letter of Credit on which no draw has been made pursuant to Section 2.8(c), as specified therein, and (b) if the Series 2009-2 Cash Collateral Account has been established and funded pursuant to Section 2.8, the Series 2009-2 Available Cash Collateral Account Amount on such date.

“Series 2009-2 Letter of Credit Provider” means the issuer of a Series 2009-2 Letter of Credit.

“Series 2009-2 Letter of Credit Termination Date” means the first to occur of (a) the date on which the Series 2009-2 Notes are fully paid and (b) the Series 2009-2 Termination Date.

“Series 2009-2 Limited Liquidation Event of Default” means, so long as such event or condition continues, any event or condition of the type specified in clauses (a) through (g) of Article III; provided, however, that any event or condition of the type specified in clauses (a) through (g) of Article III shall not constitute a Series 2009-2 Limited Liquidation Event of Default if the Trustee shall have received the written consent of the Requisite Noteholders waiving the occurrence of such Series 2009-2 Limited Liquidation Event of Default.  The Trustee shall promptly (but in any event within two days) provide Moody’s with written notice of such waiver.

“Series 2009-2 Liquidity Amount” means, as of any date of determination, the sum of (a) the Series 2009-2 Letter of Credit Liquidity Amount on such date and (b) the Series 2009-2 Available Reserve Account Amount on such date.

“Series 2009-2 Lowest Enhanced Vehicle Percentage” means, as of any date of determination, a fraction, expressed as a percentage, (a) the numerator of which is the sum, without duplication, of (1) the aggregate Net Book Value of all Program Vehicles leased under the AESOP I Operating Lease that are manufactured by Eligible Program Manufacturers having long-term senior unsecured debt ratings of “Baa2” or higher from Moody’s as of such date, (2) so long as any Eligible Non-Program Manufacturer has a long-term senior unsecured debt rating of “Baa2” or higher from Moody’s and no Manufacturer Event of Default has occurred and is continuing with respect to such Eligible Non-Program Manufacturer, the aggregate Net Book Value of all Non-Program Vehicles leased under the AESOP I Operating Lease manufactured by each such Eligible Non-Program Manufacturer that are subject to a Manufacturer Program and remain eligible for repurchase thereunder as of such date and (3) the lesser of (A) the sum of (x) if as of such date any Eligible Program Manufacturer has a long-term senior unsecured debt rating of “Baa3” from Moody’s, the aggregate Net Book Value of all Program Vehicles leased under the AESOP I Operating Lease manufactured by each such Eligible Program Manufacturer as of such date and (y) if as of such date any Eligible Non-Program Manufacturer has a long-term senior unsecured debt rating of “Baa3” from Moody’s and no Manufacturer Event of Default has occurred and is continuing with respect to such Eligible Non-Program Manufacturer, the aggregate Net Book Value of all Non-Program Vehicles leased under the AESOP I Operating Lease manufactured by each such Eligible Non-Program Manufacturer that are subject to a Manufacturer Program and remain eligible for repurchase thereunder as of such date and (B) 10% of the aggregate Net Book Value of all Vehicles leased under the AESOP I Operating Lease as of such date and (b) the denominator of which is the aggregate Net Book Value of all Vehicles leased under the AESOP I Operating Lease as of such date.

“Series 2009-2 Lowest Enhancement Rate” means 25.00%.

“Series 2009-2 Maximum Amount” means any of the Series 2009-2 Maximum Manufacturer Amounts, the Series 2009-2 Maximum Non-Eligible Manufacturer Amount, the Series 2009-2 Maximum Non-Program Vehicle Amount or the Series 2009-2 Maximum Specified States Amount.

“Series 2009-2 Maximum Hyundai Amount” means, as of any day, an amount equal to 20% of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.

“Series 2009-2 Maximum Individual Isuzu/Subaru Amount” means, as of any day, with respect to Isuzu or Subaru individually, an amount equal to 5% of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.

“Series 2009-2 Maximum Kia Amount” means, as of any day, an amount equal to 10% of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.

“Series 2009-2 Maximum Manufacturer Amount” means, as of any day, any of the Series 2009-2 Maximum Mitsubishi Amount, the Series 2009-2 Maximum Individual Isuzu/Subaru Amount, the Series 2009-2 Maximum Hyundai Amount, the Series 2009-2 Maximum Kia Amount or the Series 2009-2 Maximum Suzuki Amount.

“Series 2009-2 Maximum Mitsubishi Amount” means, as of any day, an amount equal to 10% of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.

“Series 2009-2 Maximum Non-Eligible Manufacturer Amount” means, as of any day, an amount equal to 3% of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.

“Series 2009-2 Maximum Non-Program Vehicle Amount” means, as of any day, an amount equal to the Series 2009-2 Maximum Non-Program Vehicle Percentage of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.

“Series 2009-2 Maximum Non-Program Vehicle Percentage” means, as of any date of determination, the sum of (a) 85% and (b) a fraction, expressed as a percentage, the numerator of which is the aggregate Net Book Value of all Redesignated Vehicles manufactured by a Bankrupt Manufacturer or a Manufacturer with respect to which a Manufacturer Event of Default has occurred, and in each case leased under the AESOP I Operating Lease or the Finance Lease as of such date, and the denominator of which is the aggregate Net Book Value of all Vehicles leased under the Leases as of such date.

“Series 2009-2 Maximum Specified States Amount” means, as of any day, an amount equal to 7.5% of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.

“Series 2009-2 Maximum Suzuki Amount” means, as of any day, an amount equal to 7.5% of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.

“Series 2009-2 Monthly Interest” means, with respect to (i) the initial Series 2009-2 Interest Period, an amount equal to $1,349,000 and (ii) any other Series 2009-2 Interest Period, an amount equal to the product of (A) one-twelfth of the Series 2009-2 Note Rate and (B) the Series 2009-2 Invested Amount on the first day of such Series 2009-2 Interest Period, after giving effect to any principal payments made on such date.

“Series 2009-2 Monthly Lease Principal Payment Deficit” means, on any Distribution Date, an amount equal to the excess, if any, of (a) the aggregate amount of Principal Collections which pursuant to Section 2.2(a), (b), (c) or (d) would have been allocated to the Series 2009-2 Collection Account if all payments required to have been made under the Leases from and excluding the preceding Distribution Date to and including such Distribution Date were made in full over (b) the aggregate amount of Principal Collections which pursuant to Section 2.2(a), (b), (c) or (d) have been allocated to the Series 2009-2 Collection Account (without giving effect to any amounts paid into the Series 2009-2 Accrued Interest Account pursuant to the proviso in Sections 2.2(c)(ii) and/or 2.2(d)(ii)) from and excluding the preceding Distribution Date to and including the Business Day immediately preceding such Distribution Date.

“Series 2009-2 Non-Investment Grade Manufacturer” means, as of any date of determination, any Manufacturer that (i) is not a Bankrupt Manufacturer and (ii) does not have a long-term senior unsecured debt rating of at least “Baa3” from Moody’s; provided that any Manufacturer whose long-term senior unsecured debt rating is downgraded from at least “Baa3” to below “Baa3” by Moody’s after the Series 2009-2 Closing Date shall not be deemed a Series 2009-2 Non-Investment Grade Manufacturer until the thirtieth (30th) calendar day following such downgrade.

“Series 2009-2 Note Owner” means each beneficial owner of a Series 2009-2 Note.

“Series 2009-2 Note Rate” means 5.68% per annum

“Series 2009-2 Noteholder” means the Person in whose name a Series 2009-2 Note is registered in the Note Register.

“Series 2009-2 Notes” means any one of the Series 2009-2 5.68% Rental Car Asset Backed Notes, executed by ABRCF and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-1, Exhibit A-2 or Exhibit A-3.  Definitive Series 2009-2 Notes shall have such insertions and deletions as are necessary to give effect to the provisions of Section 2.18 of the Base Indenture.

“Series 2009-2 Overcollateralization Amount” means (i) as of any date on which no AESOP I Operating Lease Vehicle Deficiency exists, the Series 2009-2 Required Overcollateralization Amount as of such date and (ii) as of any date on which an AESOP I Operating Lease Vehicle Deficiency exists, the excess, if any, of (x) the Series 2009-2 AESOP I Operating Lease Loan Agreement Borrowing Base as of such date over (y) the Series 2009-2 Invested Amount as of such date.

“Series 2009-2 Past Due Rent Payment” is defined in Section 2.2(g).

“Series 2009-2 Percentage” means, as of any date of determination, a fraction, expressed as a percentage, the numerator of which is the Series 2009-2 Invested Amount as of such date and the denominator of which is the Aggregate Invested Amount as of such date.

“Series 2009-2 Principal Allocation” is defined in Section 2.2(a)(ii).

“Series 2009-2 Rapid Amortization Period” means the period beginning at the close of business on the Business Day immediately preceding the day on which an Amortization Event is deemed to have occurred with respect to the Series 2009-2 Notes and ending upon the earliest to occur of (i) the date on which the Series 2009-2 Notes are fully paid, (ii) the Series 2009-2 Final Distribution Date and (iii) the termination of the Indenture.

“Series 2009-2 Reimbursement Agreement” means any and each agreement providing for the reimbursement of a Series 2009-2 Letter of Credit Provider for draws under its Series 2009-2 Letter of Credit as the same may be amended, supplemented, restated or otherwise modified from time to time.

“Series 2009-2 Repurchase Amount” is defined in Section 6.1.

“Series 2009-2 Required AESOP I Operating Lease Vehicle Amount” means, as of any date of determination, the sum of the Series 2009-2 Invested Amount and the Series 2009-2 Required Overcollateralization Amount as of such date.

“Series 2009-2 Required Enhancement Amount” means, as of any date of determination, the sum of (i) the product of the Series 2009-2 Required Enhancement Percentage as of such date and the Series 2009-2 Invested Amount as of such date, (ii) the Series 2009-2 AESOP I Operating Lease Vehicle Percentage as of the immediately preceding Business Day of the excess, if any, of the Non-Program Vehicle Amount as of such date over the Series 2009-2 Maximum Non-Program Vehicle Amount as of such date, (iii) the Series 2009-2 AESOP I Operating Lease Vehicle Percentage as of the immediately preceding Business Day of the excess, if any, of the aggregate Net Book Value of all Vehicles manufactured by Mitsubishi and leased under the Leases as of such date over the Series 2009-2 Maximum Mitsubishi Amount as of such date, (iv) the Series 2009-2 AESOP I Operating Lease Vehicle Percentage as of the immediately preceding Business Day of the excess, if any, of the aggregate Net Book Value of all Vehicles manufactured by Isuzu or Subaru, individually, and leased under the Leases as of such date over the Series 2009-2 Maximum Individual Isuzu/Subaru Amount as of such date, (v) the Series 2009-2 AESOP I Operating Lease Vehicle Percentage as of the immediately preceding Business Day of the excess, if any, of the aggregate Net Book Value of all Vehicles manufactured by Hyundai and leased under the Leases as of such date over the Series 2009-2

Maximum Hyundai Amount as of such date, (vi) the Series 2009-2 AESOP I Operating Lease Vehicle Percentage as of the immediately preceding Business Day of the excess, if any, of the aggregate Net Book Value of all Vehicles manufactured by Kia and leased under the Leases as of such date over the Series 2009-2 Maximum Kia Amount as of such date, (vii) the Series 2009-2 AESOP I Operating Lease Vehicle Percentage as of the immediately preceding Business Day of the excess, if any, of the aggregate Net Book Value of all Vehicles manufactured by Suzuki and leased under the Leases as of such date over the Series 2009-2 Maximum Suzuki Amount as of such date, (viii) the Series 2009-2 AESOP I Operating Lease Vehicle Percentage as of the immediately preceding Business Day of the excess, if any, of the Specified States Amount as of such date over the Series 2009-2 Maximum Specified States Amount as of such date and (ix) the Series 2009-2 AESOP I Operating Lease Vehicle Percentage as of the immediately preceding Business Day of the excess, if any, of the Non-Eligible Manufacturer Amount as of such date over the Series 2009-2 Maximum Non-Eligible Manufacturer Amount as of such date.

“Series 2009-2 Required Enhancement Percentage” means, as of any date of determination, the sum of (i) the product of (A) the Series 2009-2 Lowest Enhancement Rate and (B) the Series 2009-2 Lowest Enhanced Vehicle Percentage as of such date, (ii) the product of (A) the Series 2009-2 Intermediate Enhancement Rate and (B) the Series 2009-2 Intermediate Enhanced Vehicle Percentage as of such date, and (iii) the product of (A) the Series 2009-2 Highest Enhancement Rate as of such date and (B) the Series 2009-2 Highest Enhanced Vehicle Percentage as of such date.

“Series 2009-2 Required Liquidity Amount” means, as of any date of determination, an amount equal to the product of 3.50% and the Series 2009-2 Invested Amount as of such date.

“Series 2009-2 Required Overcollateralization Amount” means, as of any date of determination, the excess, if any, of the Series 2009-2 Required Enhancement Amount over the sum of (i) the Series 2009-2 Letter of Credit Amount as of such date, (ii) the Series 2009-2 Available Reserve Account Amount on such date and (iii) the amount of cash and Permitted Investments on deposit in the Series 2009-2 Collection Account (not including amounts allocable to the Series 2009-2 Accrued Interest Account) and the Series 2009-2 Excess Collection Account on such date.

“Series 2009-2 Required Reserve Account Amount” means, for any date of determination, an amount equal to the greater of (a) the excess, if any, of the Series 2009-2 Required Liquidity Amount as of such date over the Series 2009-2 Letter of Credit Liquidity Amount as of such date and (b) the excess, if any, of the Series 2009-2 Required Enhancement Amount over the Series 2009-2 Enhancement Amount (excluding therefrom the Series 2009-2 Available Reserve Account Amount and calculated after giving effect to any payments of principal to be made on the Series 2009-2 Notes) as of such date.

“Series 2009-2 Reserve Account” is defined in Section 2.7(a).

“Series 2009-2 Reserve Account Collateral” is defined in Section 2.7(d).

“Series 2009-2 Reserve Account Surplus” means, with respect to any Distribution Date, the excess, if any, of the Series 2009-2 Available Reserve Account Amount over the Series 2009-2 Required Reserve Account Amount on such Distribution Date.

“Series 2009-2 Revolving Period” means the period from and including the Series 2009-2 Closing Date to the earlier of (i) the commencement of the Series 2009-2 Controlled Amortization Period and (ii) the commencement of the Series 2009-2 Rapid Amortization Period; provided that if the Series 2009-2 Notes are paid in full on or prior to the Series 2009-2 Expected Final Distribution Date, then the Series 2009-2 Revolving Period shall also include the period from and including the first day of the calendar month during which the Distribution Date on which the Series 2009-2 Notes are paid in full occurs to the commencement of the Series 2009-2 Rapid Amortization Period.

“Series 2009-2 Shortfall” is defined in Section 2.3(g).

“Series 2009-2 Termination Date” means the February 2014 Distribution Date.

“Series 2009-2 Trustee’s Fees” means, for any Distribution Date during the Series 2009-2 Rapid Amortization Period on which there exists a Series 2009-2 Lease Interest Payment Deficit, a portion of the fees payable to the Trustee in an amount equal to the product of (i) the Series 2009-2 Percentage as of the beginning of the Series 2009-2 Interest Period ending on the day preceding such Distribution Date and (ii) the fees owing to the Trustee under the Indenture; provided that the Series 2009-2 Trustee’s Fees in the aggregate for all Distribution Dates shall not exceed 1.1% of the Series 2009-2 Required AESOP I Operating Lease Vehicle Amount as of the last day of the Series 2009-2 Revolving Period.

“Series 2009-2 Unpaid Demand Amount” means, with respect to any single draw pursuant to Section 2.5(c) or (d) on the Series 2009-2 Letters of Credit, the aggregate amount drawn by the Trustee on all Series 2009-2 Letters of Credit.

“Supplement” is defined in the preamble hereto.

“Temporary Global Series 2009-2 Note” is defined in Section 5.2.

“Termination Date Disbursement” means an amount drawn under a Series 2009-2 Letter of Credit pursuant to a Certificate of Termination Date Demand.

“Termination Disbursement” means an amount drawn under a Series 2009-2 Letter of Credit pursuant to a Certificate of Termination Demand.

“Trustee” is defined in the recitals hereto.

“Unpaid Demand Note Disbursement” means an amount drawn under a Series 2009-2 Letter of Credit pursuant to a Certificate of Unpaid Demand Note Demand.

“Waivable Amount” is defined in Article IV.

“Waiver Event” means the occurrence of the delivery of a Waiver Request and the subsequent waiver of any Series 2009-2 Maximum Amount.

“Waiver Request” is defined in Article IV.

(c)           Any amounts calculated by reference to the Series 2009-2 Invested Amount on any date shall, unless otherwise stated, be calculated after giving effect to any payment of principal made to the Series 2009-2 Noteholders on such date.

ARTICLE II

SERIES 2009-2 ALLOCATIONS

With respect to the Series 2009-2 Notes, the following shall apply:

Section 2.1  Establishment of Series 2009-2 Collection Account, Series 2009-2 Excess Collection Account and Series 2009-2 Accrued Interest Account.  (a)  All Collections allocable to the Series 2009-2 Notes shall be allocated to the Collection Account.

(b)  The Trustee will create three administrative subaccounts within the Collection Account for the benefit of the Series 2009-2 Noteholders:  the Series 2009-2 Collection Account (such sub-account, the “Series 2009-2 Collection Account”), the Series 2009-2 Excess Collection Account (such sub-account, the “Series 2009-2 Excess Collection Account”) and the Series 2009-2 Accrued Interest Account (such sub-account, the “Series 2009-2 Accrued Interest Account”).

Section 2.2  Allocations with Respect to the Series 2009-2 Notes.  The net proceeds from the initial sale of the Series 2009-2 Notes will be deposited into the Collection Account.  On each Business Day on which Collections are deposited into the Collection Account (each such date, a “Series 2009-2 Deposit Date”), the Administrator will direct the Trustee in writing pursuant to the Administration Agreement to allocate all amounts deposited into the Collection Account in accordance with the provisions of this Section 2.2:

(a)  Allocations of Collections During the Series 2009-2 Revolving Period.  During the Series 2009-2 Revolving Period, the Administrator will direct the Trustee in writing pursuant to the Administration Agreement to allocate on each day, prior to 11:00 a.m. (New York City time) on each Series 2009-2 Deposit Date, all amounts deposited into the Collection Account as set forth below:

(i)  allocate to the Series 2009-2 Collection Account an amount equal to the Series 2009-2 Invested Percentage (as of such day) of the aggregate amount of Interest Collections on such day.  All such amounts allocated to the Series 2009-2 Collection Account shall be further allocated to the Series 2009-2 Accrued Interest Account; and

(ii)  allocate to the Series 2009-2 Excess Collection Account an amount equal to the sum of (A) the Series 2009-2 Invested Percentage (as of such day) of the aggregate amount of Principal Collections on such day (for any such day, the “Series 2009-2 Principal Allocation”) and (B) the proceeds from the initial issuance of the Series 2009-2 Notes; provided, however, if a Waiver Event shall have occurred, then such allocation shall be modified as provided in Article IV.

(b)  Allocations of Collections During the Series 2009-2 Controlled Amortization Period.  With respect to the Series 2009-2 Controlled Amortization Period, the Administrator will direct the Trustee in writing pursuant to the Administration Agreement to allocate, prior to 11:00 a.m.  (New York City time) on any Series 2009-2 Deposit Date, all amounts deposited into the Collection Account as set forth below:

(i)  allocate to the Series 2009-2 Collection Account an amount determined as set forth in Section 2.2(a)(i) above for such day, which amount shall be further allocated to the Series 2009-2 Accrued Interest Account; and

(ii)  allocate to the Series 2009-2 Collection Account an amount equal to the Series 2009-2 Principal Allocation for such day, which amount shall be used to make principal payments in respect of the Series 2009-2 Notes; provided, however, that if the Monthly Total Principal Allocation exceeds the Series 2009-2 Controlled Distribution Amount, then the amount of such excess shall be allocated to the Series 2009-2 Excess Collection Account and provided, further, that if a Waiver Event shall have occurred, then such allocation shall be modified as provided in Article IV.

(c)  Allocations of Collections During the Series 2009-2 Rapid Amortization Period.  With respect to the Series 2009-2 Rapid Amortization Period, other than after the occurrence of an Event of Bankruptcy with respect to ABCR, any other Lessee or any Permitted Sublessee, the Administrator will direct the Trustee in writing pursuant to the Administration Agreement to allocate, prior to 11:00 a.m. (New York City time) on any Series 2009-2 Deposit Date, all amounts deposited into the Collection Account as set forth below:

(i)  allocate to the Series 2009-2 Collection Account an amount determined as set forth in Section 2.2(a)(i) above for such day, which amount shall be further allocated to the Series 2009-2 Accrued Interest Account; and

(ii)           allocate to the Series 2009-2 Collection Account an amount equal to the Series 2009-2 Principal Allocation for such day, which amount shall be used to make principal payments in respect of the Series 2009-2 Notes, until the Series 2009-2 Invested Amount is paid in full; provided that if on any Determination Date (A) the Administrator determines that the amount anticipated to be available from Interest Collections allocable to the Series 2009-2 Notes and other amounts available pursuant to Section 2.3 to pay the sum of (x) the Series 2009-2 Monthly Interest for the next succeeding Distribution Date and (y) any unpaid Series 2009-2 Shortfall on such Distribution Date (together with interest on such Series 2009-2 Shortfall) will be less than the sum of the Series 2009-2 Monthly Interest for such Distribution Date and such Series 2009-2 Shortfall and

(B) the Series 2009-2 Enhancement Amount is greater than zero, then the Administrator shall direct the Trustee in writing to reallocate a portion of the Principal Collections allocated to the Series 2009-2 Notes during the Related Month equal to the lesser of such insufficiency and the Series 2009-2 Enhancement Amount to the Series 2009-2 Accrued Interest Account to be treated as Interest Collections on such Distribution Date.

(d)  Allocations of Collections after the Occurrence of an Event of Bankruptcy.  After the occurrence of an Event of Bankruptcy with respect to ABCR, any other Lessee or any Permitted Sublessee, the Administrator will direct the Trustee in writing pursuant to the Administration Agreement to allocate, prior to 11:00 a.m.  (New York City time) on any Series 2009-2 Deposit Date, all amounts attributable to the AESOP I Operating Lease Loan Agreement deposited into the Collection Account as set forth below:

(i)  allocate to the Series 2009-2 Collection Account an amount equal to the Series 2009-2 AESOP I Operating Lease Vehicle Percentage as of the date of the occurrence of such Event of Bankruptcy of the aggregate amount of Interest Collections made under the AESOP I Operating Lease Loan Agreement for such day.  All such amounts allocated to the Series 2009-2 Collection Account shall be further allocated to the Series 2009-2 Accrued Interest Account;

(ii)           allocate to the Series 2009-2 Collection Account an amount equal to the Series 2009-2 AESOP I Operating Lease Vehicle Percentage as of the date of the occurrence of such Event of Bankruptcy of the aggregate amount of Principal Collections made under the AESOP I Operating Lease Loan Agreement, which amount shall be used to make principal payments in respect of the Series 2009-2 Notes, until the Series 2009-2 Invested Amount is paid in full; provided that if on any Determination Date (A) the Administrator determines that the amount anticipated to be available from Interest Collections allocable to the Series 2009-2 Notes and other amounts available pursuant to Section 2.3 to pay the sum of (x) the Series 2009-2 Monthly Interest for the next succeeding Distribution Date and (y) any unpaid Series 2009-2 Shortfall on such Distribution Date (together with interest on such Series 2009-2 Shortfall) will be less than the sum of the Series 2009-2 Monthly Interest for such Distribution Date and such Series 2009-2 Shortfall and (B) the Series 2009-2 Enhancement Amount is greater than zero, then the Administrator shall direct the Trustee in writing to reallocate a portion of the Principal Collections allocated to the Series 2009-2 Notes during the Related Month equal to the lesser of such insufficiency and the Series 2009-2 Enhancement Amount to the Series 2009-2 Accrued Interest Account to be treated as Interest Collections on such Distribution Date.

(e)  Series 2009-2 Excess Collection Account.  Amounts allocated to the Series 2009-2 Excess Collection Account on any Series 2009-2 Deposit Date will be (w) first, deposited in the Series 2009-2 Reserve Account in an amount up to the excess, if any, of the Series 2009-2 Required Reserve Account Amount for such date over the Series 2009-2 Available Reserve Account Amount for such date, (x) second, used to pay the principal amount of other Series of Notes that are then in amortization, (y) third, released to AESOP Leasing in an amount equal to the product of (A) the Loan Agreement’s Share with respect to the AESOP I Operating Lease Loan Agreement as of such date and (B) 100% minus the Loan Payment Allocation Percentage with respect to the AESOP I Operating Lease Loan Agreement as of such date and (C) the amount of any remaining funds and (z) fourth, paid to ABRCF for any use permitted by the Related Documents including to make Loans under the Loan Agreements to the extent the Borrowers have requested Loans thereunder and Eligible Vehicles are available for financing thereunder; provided, however, that in the case of clauses (x), (y) and (z), that no Amortization Event, Series 2009-2 Enhancement Deficiency or AESOP I Operating Lease Vehicle Deficiency would result therefrom or exist immediately thereafter.  Upon the occurrence of an Amortization Event and once a Trust Officer has actual knowledge of the Amortization Event, funds on deposit in the Series 2009-2 Excess Collection Account will be withdrawn by the Trustee, deposited in the Series 2009-2 Collection Account and allocated as Principal Collections to reduce the Series 2009-2 Invested Amount on the immediately succeeding Distribution Date.

(f)  Allocations From Other Series.  Amounts allocated to other Series of Notes that have been reallocated by ABRCF to the Series 2009-2 Notes (i) during the Series 2009-2 Revolving Period shall be allocated to the Series 2009-2 Excess Collection Account and applied in accordance with Section 2.2(e) and (ii) during the Series 2009-2  Controlled Amortization Period or the Series 2009-2 Rapid Amortization Period shall be allocated to the Series 2009-2 Collection Account and applied in accordance with Section 2.2(b) or 2.2(c), as applicable, to make principal payments in respect of the Series 2009-2 Notes.

(g)  Past Due Rent Payments.  Notwithstanding the foregoing, if in the case of Section 2.2(a) or (b), after the occurrence of a Series 2009-2 Lease Payment Deficit, the Lessees shall make payments of Monthly Base Rent or other amounts payable by the Lessees under the Leases on or prior to the fifth Business Day after the occurrence of such Series 2009-2 Lease Payment Deficit (a “Past Due Rent Payment”), the Administrator shall direct the Trustee in writing pursuant to the Administration Agreement to allocate to the Series 2009-2 Collection Account an amount equal to the Series 2009-2 Invested Percentage as of the date of the occurrence of such Series 2009-2 Lease Payment Deficit of the Collections attributable to such Past Due Rent Payment (the “Series 2009-2 Past Due Rent Payment”).  The Administrator shall instruct the Trustee in writing pursuant to the Administration Agreement to withdraw from the Series 2009-2 Collection Account and apply the Series 2009-2 Past Due Rent Payment in the following order:

(i)  if the occurrence of such Series 2009-2 Lease Payment Deficit resulted in one or more Lease Deficit Disbursements being made under the Series 2009-2 Letters of Credit, pay to each Series 2009-2 Letter of Credit Provider who made such a Lease Deficit Disbursement for application in accordance with the provisions of the applicable Series 2009-2 Reimbursement Agreement an amount equal to the lesser of (x) the unreimbursed amount of such Series 2009-2 Letter of

Credit Provider’s Lease Deficit Disbursement and (y) such Series 2009-2 Letter of Credit Provider’s Pro Rata Share of the Series 2009-2 Past Due Rent Payment;

(ii)  if the occurrence of such Series 2009-2 Lease Payment Deficit resulted in a withdrawal being made from the Series 2009-2 Cash Collateral Account, deposit in the Series 2009-2 Cash Collateral Account an amount equal to the lesser of (x) the amount of the Series 2009-2 Past Due Rent Payment remaining after any payment pursuant to clause (i) above and (y) the amount withdrawn from the Series 2009-2 Cash Collateral Account on account of such Series 2009-2 Lease Payment Deficit;

(iii)  if the occurrence of such Series 2009-2 Lease Payment Deficit resulted in a withdrawal being made from the Series 2009-2 Reserve Account pursuant to Section 2.3(d), deposit in the Series 2009-2 Reserve Account an amount equal to the lesser of (x) the amount of the Series 2009-2 Past Due Rent Payment remaining after any payments pursuant to clauses (i) and (ii) above and (y) the excess, if any, of the Series 2009-2 Required Reserve Account Amount over the Series 2009-2 Available Reserve Account Amount on such day;

(iv)  allocate to the Series 2009-2 Accrued Interest Account the amount, if any, by which the Series 2009-2 Lease Interest Payment Deficit, if any, relating to such Series 2009-2 Lease Payment Deficit exceeds the amount of the Series 2009-2 Past Due Rent Payment applied pursuant to clauses (i), (ii) and (iii) above; and

(v)  treat the remaining amount of the Series 2009-2 Past Due Rent Payment as Principal Collections allocated to the Series 2009-2 Notes in accordance with Section 2.2(a)(ii) or 2.2(b)(ii), as the case may be.

Section 2.3  Payments to Noteholders.  On each Determination Date, as provided below, the Administrator shall instruct the Paying Agent in writing pursuant to the Administration Agreement to withdraw, and on the following Distribution Date the Paying Agent, acting in accordance with such instructions, shall withdraw the amounts required to be withdrawn from the Collection Account pursuant to Section 2.3(a) below in respect of all funds available from Interest Collections processed since the preceding Distribution Date and allocated to the holders of the Series 2009-2 Notes.

(a)  Note Interest with Respect to the Series 2009-2 Notes.  On each Determination Date, the Administrator shall instruct the Trustee and the Paying Agent in writing pursuant to the Administration Agreement as to the amount to be withdrawn and paid pursuant to Section 2.4 from the Series 2009-2 Accrued Interest Account to the extent funds are anticipated to be available from Interest Collections allocable to the Series 2009-2 Notes processed from but not including the preceding Distribution Date through the succeeding Distribution Date in respect of (x) first, an amount equal to the Series 2009-2 Monthly Interest for the Series 2009-2 Interest Period ending on the day preceding the related Distribution Date, and (y) second, an amount equal to the amount of any unpaid Series 2009-2 Shortfall as of the preceding Distribution Date (together with any accrued interest on such Series 2009-2 Shortfall).  On the following Distribution Date, the Trustee shall withdraw the amounts described in the first sentence of this Section 2.3(a) from the Series 2009-2 Accrued Interest Account and deposit such amounts in the Series 2009-2 Distribution Account.

(b)  Lease Payment Deficit Notice.  On or before 3:00 p.m. (New York City time) on the Business Day immediately preceding each Distribution Date, the Administrator shall notify the Trustee of the amount of any Series 2009-2 Lease Payment Deficit, such notification to be in the form of Exhibit E (each a “Lease Payment Deficit Notice”).

(c)  Draws on Series 2009-2 Letters of Credit For Series 2009-2 Lease Interest Payment Deficits.  If the Administrator determines on the Business Day immediately preceding any Distribution Date that on such Distribution Date there will exist a Series 2009-2 Lease Interest Payment Deficit, the Administrator shall, on or prior to 3:00 p.m. (New York City time) on such Business Day, instruct the Trustee in writing to draw on the Series 2009-2 Letters of Credit, if any, and, the Trustee shall, by 5:00 p.m. (New York City time) on such Business Day draw an amount as set forth in such notice equal to the least of (i) such Series 2009-2 Lease Interest Payment Deficit, (ii) the excess, if any, of the sum of (A) the amounts described in clauses (x) and (y) of Section 2.3(a) above for such Distribution Date and (B) during the Series 2009-2 Rapid Amortization Period, the Series 2009-2 Trustee’s Fees for such Distribution Date, over the amounts available from the Series 2009-2 Accrued Interest Account and (iii) the Series 2009-2 Letter of Credit Liquidity Amount on the Series 2009-2 Letters of Credit by presenting to each Series 2009-2 Letter of Credit Provider a draft accompanied by a Certificate of Lease Deficit Demand and shall cause the Lease Deficit Disbursements to be deposited in the Series 2009-2 Distribution Account on such date; provided, however, that if the Series 2009-2 Cash Collateral Account has been established and funded, the Trustee shall withdraw from the Series 2009-2 Cash Collateral Account and deposit in the Series 2009-2 Distribution Account an amount equal to the lesser of (x) the Series 2009-2 Cash Collateral Percentage on such date of the least of the amounts described in clauses (i), (ii) and (iii) above and (y) the Series 2009-2 Available Cash Collateral Account Amount on such date and draw an amount equal to the remainder of such amount on the Series 2009-2 Letters of Credit.

(d)  Withdrawals from Series 2009-2 Reserve Account.  If the Administrator determines on any Distribution Date that the amounts available from the Series 2009-2 Accrued Interest Account plus the amount, if any, to be drawn under the Series 2009-2 Letters of Credit and /or withdrawn from the Series 2009-2 Cash Collateral Account pursuant to Section 2.3(c) are insufficient to pay the sum of (A) the amounts described in clauses (x) and (y) of Section 2.3(a) above on such Distribution Date and (B) during the Series 2009-2 Rapid Amortization Period, the Series 2009-2 Trustee’s Fees for such Distribution Date, the Administrator shall instruct the Trustee in writing to withdraw from the Series 2009-2 Reserve Account and deposit in the Series 2009-2 Distribution Account on such Distribution Date an amount equal to the lesser of the Series 2009-2 Available Reserve Account Amount and such insufficiency.  The Trustee shall withdraw such amount from the Series 2009-2 Reserve Account and deposit such amount in the Series 2009-2 Distribution Account.

(e)  [RESERVED]

(f)  Balance.  On or prior to the second Business Day preceding each Distribution Date, the Administrator shall instruct the Trustee and the Paying Agent in writing pursuant to the Administration Agreement to pay the balance (after making the payments required in Section 2.4), if any, of the amounts available from the Series 2009-2 Accrued Interest Account and the Series 2009-2 Distribution Account, plus the amount, if any, drawn under the Series 2009-2 Letters of Credit and/or withdrawn from the Series 2009-2 Cash Collateral Account pursuant to Section 2.3(c) plus the amount, if any, withdrawn from the Series 2009-2 Reserve Account pursuant to Section 2.3(d) as follows:

(i)  on each Distribution Date during the Series 2009-2 Revolving Period or the Series 2009-2 Controlled Amortization Period, (1) first, to the Administrator, an amount equal to the Series 2009-2 Percentage as of the beginning of the Series 2009-2 Interest Period ending on the day preceding such Distribution Date of the portion of the Monthly Administration Fee payable by ABRCF (as specified in clause (iii) of the definition thereof) for such Series 2009-2 Interest Period, (2) second, to the Trustee, an amount equal to the Series 2009-2 Percentage as of the beginning of such Series 2009-2 Interest Period of the fees owing to the Trustee under the Indenture for such Series 2009-2 Interest Period, (3) third to pay any Carrying Charges (other than Carrying Charges provided for above) to the Persons to whom such amounts are owed, an amount equal to the Series 2009-2 Percentage as of the beginning of such Series 2009-2 Interest Period of such Carrying Charges (other than Carrying Charges provided for above) for such Series 2009-2 Interest Period, and (4) fourth, the balance, if any (“Excess Collections”), shall be withdrawn by the Paying Agent from the Series 2009-2 Collection Account and deposited in the Series 2009-2 Excess Collection Account; and

(ii)  on each Distribution Date during the Series 2009-2 Rapid Amortization Period, (1) first, to the Trustee, an amount equal to the Series 2009-2 Percentage as of the beginning of such Series 2009-2 Interest Period ending on the day preceding such Distribution Date of the fees owing to the Trustee under the Indenture for such Series 2009-2 Interest Period, (2) second, to the Administrator, an amount equal to the Series 2009-2 Percentage as of the beginning of such Series 2009-2 Interest Period of the portion of the Monthly Administration Fee (as specified in clause (iii) of the definition thereof) payable by ABRCF for such Series 2009-2 Interest Period, (3) third, to pay any Carrying Charges (other than Carrying Charges provided for above) to the Persons to whom such amounts are owed, an amount equal to the Series 2009-2 Percentage as of the beginning of such Series 2009-2 Interest Period of such Carrying Charges (other than Carrying Charges provided for above) for such Series 2009-2 Interest Period and (4) fourth, so long as the Series 2009-2 Invested Amount is greater than the Monthly Total Principal Allocations for the Related Month, an amount equal to the excess of the Series 2009-2 Invested Amount over the Monthly Total Principal Allocations for the Related Month shall be treated as Principal Collections.

(g)  Shortfalls.  If the amounts described in Section 2.3 are insufficient to pay the Series 2009-2 Monthly Interest on any Distribution Date, payments of interest to the Series 2009-2 Noteholders will be reduced on a prorata basis by the amount of such deficiency.  The aggregate amount, if any, of such deficiency on any Distribution Date shall be referred to as the

“Series 2009-2 Shortfall.”  Interest shall accrue on the Series 2009-2 Shortfall at the Series 2009-2 Note Rate.

Section 2.4  Payment of Note Interest.  On each Distribution Date, subject to Section 9.8 of the Base Indenture, the Paying Agent shall, in accordance with Section 6.1 of the Base Indenture, pay to the Series 2009-2 Noteholders from the Series 2009-2 Distribution Account the amount due to the Series 2009-2 Noteholders deposited in the Series 2009-2 Distribution Account pursuant to Section 2.3.

Section 2.5  Payment of Note Principal.  (a)  Monthly Payments During Controlled Amortization Period or Rapid Amortization Period.  On each Determination Date, commencing on the second Determination Date during the Series 2009-2 Controlled Amortization Period or the first Determination Date after the commencement of the Series 2009-2 Rapid Amortization Period, the Administrator shall instruct the Trustee and the Paying Agent in writing pursuant to the Administration Agreement and in accordance with this Section 2.5 as to (i) the amount allocated to the Series 2009-2 Notes during the Related Month pursuant to Section 2.2(b)(ii), (c)(ii) or (d)(ii), as the case may be, (ii) any amounts to be drawn on the Series 2009-2 Demand Notes and/or on the Series 2009-2 Letters of Credit (or withdrawn from the Series 2009-2 Cash Collateral Account) and (iii) any amounts to be withdrawn from the Series 2009-2 Reserve Account and deposited into the Series 2009-2 Distribution Account.  On the Distribution Date following each such Determination Date, the Trustee shall withdraw the amount allocated to the Series 2009-2 Notes during the Related Month pursuant to Section 2.2(b)(ii), (c)(ii) or (d)(ii), as the case may be, from the Series 2009-2 Collection Account and deposit such amount in the Series 2009-2 Distribution Account, to be paid to the holders of the Series 2009-2 Notes.

(b)  Principal Draws on Series 2009-2 Letters of Credit.  If the Administrator determines on the Business Day immediately preceding any Distribution Date during the Series 2009-2 Rapid Amortization Period that on such Distribution Date there will exist a Series 2009-2 Lease Principal Payment Deficit, the Administrator shall instruct the Trustee in writing to draw on the Series 2009-2 Letters of Credit, if any, as provided below.  Upon receipt of a notice by the Trustee from the Administrator in respect of a Series 2009-2 Lease Principal Payment Deficit on or prior to 3:00 p.m. (New York City time) on the Business Day immediately preceding a Distribution Date, the Trustee shall, by 5:00 p.m. (New York City time) on such Business Day draw an amount as set forth in such notice equal to the least of (i) such Series 2009-2 Lease Principal Payment Deficit, (ii) the Principal Deficit Amount for such Distribution Date and (iii) the Series 2009-2 Letter of Credit Liquidity Amount on the Series 2009-2 Letters of Credit by presenting to each Series 2009-2 Letter of Credit Provider a draft accompanied by a Certificate of Lease Deficit Demand and shall cause the Lease Deficit Disbursements to be deposited in the Series 2009-2 Distribution Account on such date; provided, however, that if the Series 2009-2 Cash Collateral Account has been established and funded, the Trustee shall withdraw from the Series 2009-2 Cash Collateral Account and deposit in the Series 2009-2 Distribution Account an amount equal to the lesser of (x) the Series 2009-2 Cash Collateral Percentage for such date of the lesser of the Series 2009-2 Lease Principal Payment Deficit and the Principal Deficit Amount for such Distribution Date and (y) the Series 2009-2 Available Cash Collateral Account Amount on such date and draw an amount equal to the remainder of such amount on the Series 2009-2 Letters of Credit.  Notwithstanding any of the preceding to the contrary, during the period after the date of the filing by any of the Lessees of a petition for relief under Chapter 11 of the Bankruptcy Code until the date on which each of the Lessees shall have resumed making all payments of the portion of Monthly Base Rent relating to Loan Interest required to be made under the AESOP I Operating Lease, the Administrator shall only instruct the Trustee to draw on the Series 2009-2 Letters of Credit (or withdraw from the Series 2009-2 Cash Collateral Account, if applicable) pursuant to this Section 2.5(b), and the Trustee shall only draw (or withdraw), an amount equal to the lesser of (i) the amount determined as provided in the preceding sentence and (ii) the excess, if any, of (x) the Series 2009-2 Liquidity Amount on such date over (y) the Series 2009-2 Required Liquidity Amount on such date.

(c)  Final Distribution Date.  The entire Series 2009-2 Invested Amount shall be due and payable on the Series 2009-2 Final Distribution Date.  In connection therewith:

(i)  Demand Note Draw.  If the amount to be deposited in the Series 2009-2 Distribution Account in accordance with Section 2.5(a) together with any amounts to be deposited therein in accordance with Section 2.5(b) on the Series 2009-2 Final Distribution Date, is less than the Series 2009-2 Invested Amount and there are any Series 2009-2 Letters of Credit on such date, then, prior to 10:00 a.m. (New York City time) on the second Business Day prior to such Series 2009-2 Final Distribution Date, the Administrator shall instruct the Trustee in writing to make a demand (a “Demand Notice”) substantially in the form attached hereto as Exhibit F on the Demand Note Issuers for payment under the Series 2009-2 Demand Notes in an amount equal to the lesser of (i) such insufficiency and (ii) the Series 2009-2 Letter of Credit Amount.  The Trustee shall, prior to 12:00 noon (New York City time) on the second Business Day preceding such Series 2009-2 Final Distribution Date, deliver such Demand Notice to the Demand Note Issuers; provided, however, that if an Event of Bankruptcy (or the occurrence of an event described in clause (a) of the definition thereof, without the lapse of a period of 60 consecutive days) with respect to a Demand Note Issuer shall have occurred and be continuing, the Trustee shall not be required to deliver such Demand Notice to such Demand Note Issuer.  The Trustee shall cause the proceeds of any demand on the Series 2009-2 Demand Notes to be deposited into the Series 2009-2 Distribution Account.

(ii)  Letter of Credit Draw.  In the event that either (x) on or prior to 10:00 a.m. (New York City time) on the Business Day immediately preceding the Series 2009-2 Final Distribution Date a Demand Notice has been transmitted by the Trustee to the Demand Note Issuers pursuant to clause (i) of this Section 2.5(c) and any Demand Note Issuer shall have failed to pay to the Trustee or deposit into the Series 2009-2 Distribution Account the amount specified in such Demand Notice in whole or in part or (y) due to the occurrence of an Event of Bankruptcy (or the occurrence of an event described in clause (a) of the definition thereof, without the lapse of a period of 60 consecutive days) with respect to one or more of the Demand Note Issuers, the Trustee shall not have delivered such Demand Notice to any Demand Note Issuer on the second Business Day preceding the Series 2009-2 Final Distribution Date, then, in the case of (x) or (y) the Trustee shall draw on the Series 2009-2 Letters of Credit by 12:00 noon (New York City time) on such Business Day an amount equal to the lesser of (a) the amount that the Demand Note Issuers failed to pay under the Series 2009-2 Demand

Notes (or, the amount that the Trustee failed to demand for payment thereunder) and (b) the Series 2009-2 Letter of Credit Amount on such Business Day by presenting to each Series 2009-2 Letter of Credit Provider a draft accompanied by a Certificate of Unpaid Demand Note Demand; provided, however, that if the Series 2009-2 Cash Collateral Account has been established and funded, the Trustee shall withdraw from the Series 2009-2 Cash Collateral Account and deposit in the Series 2009-2 Distribution Account an amount equal to the lesser of (x) the Series 2009-2 Cash Collateral Percentage on such Business Day of the amount that the Demand Note Issuers failed to pay under the Series 2009-2 Demand Notes (or, the amount that the Trustee failed to demand for payment thereunder) and (y) the Series 2009-2 Available Cash Collateral Account Amount on such Business Day and draw an amount equal to the remainder of the amount that the Demand Note Issuers failed to pay under the Series 2009-2 Demand Notes (or, the amount that the Trustee failed to demand for payment thereunder) on the Series 2009-2 Letters of Credit.  The Trustee shall deposit, or cause the deposit of, the proceeds of any draw on the Series 2009-2 Letters of Credit and the proceeds of any withdrawal from the Series 2009-2 Cash Collateral Account to be deposited in the Series 2009-2 Distribution Account.

(iii)  Reserve Account Withdrawal.  If, after giving effect to the deposit into the Series 2009-2 Distribution Account of the amount to be deposited in accordance with Section 2.5(a) and the amounts described in clauses (i) and (ii) of this Section 2.5(c), the amount to be deposited in the Series 2009-2 Distribution Account with respect to the Series 2009-2 Final Distribution Date is or will be less than the Series 2009-2 Invested Amount, then prior to 12:00 noon (New York City time) on the second Business Day prior to such Series 2009-2 Final Distribution Date, the Administrator shall instruct the Trustee in writing to withdraw from the Series 2009-2 Reserve Account, an amount equal to the lesser of the Series 2009-2 Available Reserve Account Amount and such remaining insufficiency and deposit it in the Series 2009-2 Distribution Account on such Series 2009-2 Final Distribution Date.

(d)  Principal Deficit Amount.  On each Distribution Date, other than the Series 2009-2 Final Distribution Date, on which the Principal Deficit Amount is greater than zero, amounts shall be transferred to the Series 2009-2 Distribution Account as follows:

(i)  Demand Note Draw.  If on any Determination Date, the Administrator determines that the Principal Deficit Amount with respect to the next succeeding Distribution Date will be greater than zero and there are any Series 2009-2 Letters of Credit on such date, prior to 10:00 a.m. (New York City time) on the second Business Day prior to such Distribution Date, the Administrator shall instruct the Trustee in writing to deliver a Demand Notice to the Demand Note Issuers demanding payment of an amount equal to the lesser of (A) the Principal Deficit Amount and (B) the Series 2009-2 Letter of Credit Amount.  The Trustee shall, prior to 12:00 noon (New York City time) on the second Business Day preceding such Distribution Date, deliver such Demand Notice to the Demand Note Issuers; provided, however, that if an Event of Bankruptcy (or the occurrence of an event described in clause (a) of the definition thereof, without the lapse of a period of 60 consecutive days) with respect to a Demand Note Issuer shall have occurred and be continuing, the Trustee shall not be required to \

deliver such Demand Notice to such Demand Note Issuer.  The Trustee shall cause the proceeds of any demand on the Series 2009-2 Demand Note to be deposited into the Series 2009-2 Distribution Account.

(ii)  Letter of Credit Draw.  In the event that either (x) on or prior to 10:00 a.m. (New York City time) on the Business Day prior to such Distribution Date, any Demand Note Issuer shall have failed to pay to the Trustee or deposit into the Series 2009-2 Distribution Account the amount specified in such Demand Notice in whole or in part or (y) due to the occurrence of an Event of Bankruptcy (or the occurrence of an event described in clause (a) of the definition thereof, without the lapse of a period of 60 consecutive days) with respect to any Demand Note Issuer, the Trustee shall not have delivered such Demand Notice to any Demand Note Issuer on the second Business Day preceding such Distribution Date, then, in the case of (x) or (y) the Trustee shall on such Business Day draw on the Series 2009-2 Letters of Credit an amount equal to the lesser of (i) Series 2009-2 Letter of Credit Amount and (ii) the aggregate amount that the Demand Note Issuers failed to pay under the Series 2009-2 Demand Notes (or, the amount that the Trustee failed to demand for payment thereunder) by presenting to each Series 2009-2 Letter of Credit Provider a draft accompanied by a Certificate of Unpaid Demand Note Demand; provided, however, that if the Series 2009-2 Cash Collateral Account has been established and funded, the Trustee shall withdraw from the Series 2009-2 Cash Collateral Account and deposit in the Series 2009-2 Distribution Account an amount equal to the lesser of (x) the Series 2009-2 Cash Collateral Percentage on such Business Day of the aggregate amount that the Demand Note Issuers failed to pay under the Series 2009-2 Demand Notes (or, the amount that the Trustee failed to demand for payment thereunder) and (y) the Series 2009-2 Available Cash Collateral Account Amount on such Business Day and draw an amount equal to the remainder of the aggregate amount that the Demand Note Issuers failed to pay under the Series 2009-2 Demand Notes (or, the amount that the Trustee failed to demand for payment thereunder) on the Series 2009-2 Letters of Credit.  The Trustee shall deposit into, or cause the deposit of, the proceeds of any draw on the Series 2009-2 Letters of Credit and the proceeds of any withdrawal from the Series 2009-2 Cash Collateral Account to be deposited in the Series 2009-2 Distribution Account.

(iii)  Reserve Account Withdrawal.  If the Series 2009-2 Letter of Credit Amount will be less than the Principal Deficit Amount on any Distribution Date, then, prior to 12:00 noon (New York City time) on the second Business Day prior to such Distribution Date, the Administrator shall instruct the Trustee in writing to withdraw from the Series 2009-2 Reserve Account, an amount equal to the lesser of (x) the Series 2009-2 Available Reserve Account Amount and (y) the amount by which the Principal Deficit Amount exceeds the amounts to be deposited in the Series 2009-2 Distribution Account in accordance with clauses (i) and (ii) of this Section 2.5(d) and deposit it in the Series 2009-2 Distribution Account on such Distribution Date.

(e)  Distribution.  On each Distribution Date occurring on or after the date a withdrawal is made from the Series 2009-2 Collection Account pursuant to Section 2.5(a) or amounts are deposited in the Series 2009-2 Distribution Account pursuant to Section 2.5(b), (c) or (d) the Paying Agent shall, in accordance with Section 6.1 of the Base Indenture, pay pro rata to each Series 2009-2 Noteholder from the Series 2009-2 Distribution Account the amount deposited therein pursuant to Section 2.5(a), (b), (c) or (d), to the extent necessary to pay the Series 2009-2 Controlled Amortization Amount during the Series 2009-2 Controlled Amortization Period, or to the extent necessary to pay the Series 2009-2 Invested Amount during the Series 2009-2 Rapid Amortization Period.

Section 2.6  Administrator’s Failure to Instruct the Trustee to Make a Deposit or Payment.  If the Administrator fails to give notice or instructions to make any payment from or deposit into the Collection Account required to be given by the Administrator, at the time specified in the Administration Agreement or any other Related Document (including applicable grace periods), the Trustee shall make such payment or deposit into or from the Collection Account without such notice or instruction from the Administrator, provided that the Administrator, upon request of the Trustee, promptly provides the Trustee with all information necessary to allow the Trustee to make such a payment or deposit.  When any payment or deposit hereunder or under any other Related Document is required to be made by the Trustee or the Paying Agent at or prior to a specified time, the Administrator shall deliver any applicable written instructions with respect thereto reasonably in advance of such specified time.

Section 2.7  Series-2009-2 Reserve Account.  (a)  Establishment of Series 2009-2 Reserve Account.  ABRCF shall establish and maintain in the name of the Series 2009-2 Agent for the benefit of the Series 2009-2 Noteholders, or cause to be established and maintained, an account (the “Series 2009-2 Reserve Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2009-2 Noteholders.  The Series 2009-2 Reserve Account shall be maintained (i) with a Qualified Institution, or (ii) as a segregated trust account with the corporate trust department of a depository institution or trust company having corporate trust powers and acting as trustee for funds deposited in the Series 2009-2 Reserve Account; provided that, if at any time such Qualified Institution is no longer a Qualified Institution or the credit rating of any securities issued by such depositary institution or trust company shall be reduced to below “BBB-” by Standard & Poor’s or “Baa2” by Moody’s, then ABRCF shall, within thirty (30) days of such reduction, establish a new Series 2009-2 Reserve Account with a new Qualified Institution.  If the Series 2009-2 Reserve Account is not maintained in accordance with the previous sentence, ABRCF shall establish a new Series 2009-2 Reserve Account, within ten (10) Business Days after obtaining knowledge of such fact, which complies with such sentence, and shall instruct the Series 2009-2 Agent in writing to transfer all cash and investments from the non-qualifying Series 2009-2 Reserve Account into the new Series 2009-2 Reserve Account.  Initially, the Series 2009-2 Reserve Account will be established with The Bank of New York Mellon Trust Company, N.A.

(b)  Administration of the Series 2009-2 Reserve Account.  The Administrator may instruct the institution maintaining the Series 2009-2 Reserve Account to invest funds on deposit in the Series 2009-2 Reserve Account from time to time in Permitted Investments; provided, however, that any such investment shall mature not later than the Business Day prior to the Distribution Date following the date on which such funds were received, unless any Permitted Investment held in the Series 2009-2 Reserve Account is held with the Paying Agent, then such investment may mature on such Distribution Date and such funds shall be available for withdrawal on or prior to such Distribution Date.  All such Permitted Investments will be credited to the Series 2009-2 Reserve Account and any such Permitted Investments that constitute (i) physical property (and that is not either a United States security entitlement or a security entitlement) shall be physically delivered to the Trustee; (ii) United States security entitlements or security entitlements shall be controlled (as defined in Section 8-106 of the New York UCC) by the Trustee pending maturity or disposition, and (iii) uncertificated securities (and not United States security entitlements) shall be delivered to the Trustee by causing the Trustee to become the registered holder of such securities.  The Trustee shall, at the expense of ABRCF, take such action as is required to maintain the Trustee’s security interest in the Permitted Investments credited to the Series 2009-2 Reserve Account.  ABRCF shall not direct the Trustee to dispose of (or permit the disposal of) any Permitted Investments prior to the maturity thereof to the extent such disposal would result in a loss of the purchase price of such Permitted Investments.  In the absence of written investment instructions hereunder, funds on deposit in the Series 2009-2 Reserve Account shall remain uninvested.

(c)  Earnings from Series 2009-2 Reserve Account.  All interest and earnings (net of losses and investment expenses) paid on funds on deposit in the Series 2009-2 Reserve Account shall be deemed to be on deposit therein and available for distribution.

(d)  Series 2009-2 Reserve Account Constitutes Additional Collateral for Series 2009-2 Notes.  In order to secure and provide for the repayment and payment of ABRCF’s Obligations with respect to the Series 2009-2 Notes, ABRCF hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Series 2009-2 Noteholders, all of ABRCF’s right, title and interest in and to the following (whether now or hereafter existing or acquired):  (i) the Series 2009-2 Reserve Account, including any security entitlement thereto; (ii) all funds on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Series 2009-2 Reserve Account or the funds on deposit therein from time to time; (iv) all investments made at any time and from time to time with monies in the Series 2009-2 Reserve Account, whether constituting securities, instruments, general intangibles, investment property, financial assets or other property; (v) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 2009-2 Reserve Account, the funds on deposit therein from time to time or the investments made with such funds; and (vi) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing clauses (i) through (vi) are referred to, collectively, as the “Series 2009-2 Reserve Account Collateral”).  The Trustee shall possess all right, title and interest in and to all funds on deposit from time to time in the Series 2009-2 Reserve Account and in all proceeds thereof, and shall be the only person authorized to originate entitlement orders in respect of the Series 2009-2 Reserve Account.  The Series 2009-2 Reserve Account Collateral shall be under the sole dominion and control of the Trustee for the benefit of the Series 2009-2 Noteholders.  The Series 2009-2 Agent hereby agrees (i) to act as the securities intermediary (as defined in Section 8-102(a)(14) of the New York UCC) with respect to the Series 2009-2 Reserve Account; (ii) that its jurisdiction as securities intermediary is New York; (iii) that each item of property (whether investment property, financial asset, security, instrument or cash) credited to the Series 2009-2 Reserve Account shall be treated as a financial asset (as defined in Section 8-102(a)(9) of the New York UCC) and (iv) to comply with any entitlement order (as defined in Section 8-102(a)(8) of the New York UCC) issued by the Trustee.

(e)  Series 2009-2 Reserve Account Surplus.  In the event that the Series 2009-2 Reserve Account Surplus on any Distribution Date, after giving effect to all withdrawals from the Series 2009-2 Reserve Account, is greater than zero, if no Series 2009-2 Enhancement Deficiency or AESOP I Operating Lease Vehicle Deficiency would result therefrom or exist thereafter, the Trustee, acting in accordance with the written instructions of the Administrator pursuant to the Administration Agreement, shall withdraw from the Series 2009-2 Reserve Account an amount equal to the Series 2009-2 Reserve Account Surplus and shall pay such amount to ABRCF.

(f)  Termination of Series 2009-2 Reserve Account.  Upon the termination of the Indenture pursuant to Section 11.1 of the Base Indenture, the Trustee, acting in accordance with the written instructions of the Administrator, after the prior payment of all amounts owing to the Series 2009-2 Noteholders and payable from the Series 2009-2 Reserve Account as provided herein, shall withdraw from the Series 2009-2 Reserve Account all amounts on deposit therein for payment to ABRCF.

Section 2.8  Series 2009-2 Letters of Credit and Series 2009-2 Cash Collateral Account.  (a)   Series 2009-2 Letters of Credit and Series 2009-2 Cash Collateral Account Constitute Additional Collateral for Series 2009-2 Notes.  In order to secure and provide for the repayment and payment of ABRCF’s Obligations with respect to the Series 2009-2 Notes, ABRCF hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Series 2009-2 Noteholders, all of ABRCF’s right, title and interest in and to the following (whether now or hereafter existing or acquired):  (i) each Series 2009-2 Letter of Credit; (ii) the Series 2009-2 Cash Collateral Account, including any security entitlement thereto; (iii) all funds on deposit in the Series 2009-2 Cash Collateral Account from time to time; (iv) all certificates and instruments, if any, representing or evidencing any or all of the Series 2009-2 Cash Collateral Account or the funds on deposit therein from time to time; (v) all investments made at any time and from time to time with monies in the Series 2009-2 Cash Collateral Account, whether constituting securities, instruments, general intangibles, investment property, financial assets or other property; (vi) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 2009-2 Cash Collateral Account, the funds on deposit therein from time to time or the investments made with such funds; and (vii) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing clauses (ii) through (vii) are referred to, collectively, as the “Series 2009-2 Cash Collateral Account Collateral”).  The Trustee shall, for the benefit of the Series 2009-2 Noteholders, possess all right, title and interest in all funds on deposit from time to time in the Series 2009-2 Cash Collateral Account and in all proceeds thereof, and shall be the only person authorized to originate entitlement orders in respect of the Series 2009-2 Cash Collateral Account.  The Series 2009-2 Cash Collateral Account shall be under the sole dominion and control of the Trustee for the benefit of the Series 2009-2 Noteholders.  The Series 2009-2 Agent hereby agrees (i) to act as the securities intermediary (as defined in Section 8-102(a)(14) of the New York UCC) with respect to the Series 2009-2 Cash Collateral Account; (ii) that its jurisdiction as a securities intermediary is New York, (iii) that each item of property (whether investment property, financial asset, security, instrument or cash) credited to the Series 2009-2 Cash Collateral Account shall be treated as a financial asset (as defined in Section 8-102(a)(9) of the New York

UCC) and (iv) to comply with any entitlement order (as defined in Section 8-102(a)(8) of the New York UCC) issued by the Trustee.

(b)  Series 2009-2 Letter of Credit Expiration Date.  If prior to the date which is ten (10) days prior to the then - scheduled Series 2009-2 Letter of Credit Expiration Date with respect to any Series 2009-2 Letter of Credit, excluding the amount available to be drawn under such Series 2009-2 Letter of Credit but taking into account each substitute Series 2009-2 Letter of Credit which has been obtained from a Series 2009-2 Eligible Letter of Credit Provider and is in full force and effect on such date, the Series 2009-2 Enhancement Amount would be equal to or more than the Series 2009-2 Required Enhancement Amount and the Series 2009-2 Liquidity Amount would be equal to or greater than the Series 2009-2 Required Liquidity Amount, then the Administrator shall notify the Trustee in writing no later than two (2) Business Days prior to such Series 2009-2 Letter of Credit Expiration Date of such determination.  If prior to the date which is ten (10) days prior to the then-scheduled Series 2009-2 Letter of Credit Expiration Date with respect to any Series 2009-2 Letter of Credit, excluding the amount available to be drawn under such Series 2009-2 Letter of Credit but taking into account a substitute Series 2009-2 Letter of Credit which has been obtained from a Series 2009-2 Eligible Letter of Credit Provider and is in full force and effect on such date, the Series 2009-2 Enhancement Amount would be less than the Series 2009-2 Required Enhancement Amount or the Series 2009-2 Liquidity Amount would be less than the Series 2009-2 Required Liquidity Amount, then the Administrator shall notify the Trustee in writing no later than two (2) Business Days prior to such Series 2009-2 Letter of Credit Expiration Date of (x) the greater of (A) the excess, if any, of the Series 2009-2 Required Enhancement Amount over the Series 2009-2 Enhancement Amount, excluding the available amount under such expiring Series 2009-2 Letter of Credit but taking into account any substitute Series 2009-2 Letter of Credit which has been obtained from a Series 2009-2 Eligible Letter of Credit Provider and is in full force and effect, on such date, and (B) the excess, if any, of the Series 2009-2 Required Liquidity Amount over the Series 2009-2 Liquidity Amount, excluding the available amount under such expiring Series 2009-2 Letter of Credit but taking into account any substitute Series 2009-2 Letter of Credit which has been obtained from a Series 2009-2 Eligible Letter of Credit Provider and is in full force and effect, on such date, and (y) the amount available to be drawn on such expiring Series 2009-2 Letter of Credit on such date.  Upon receipt of such notice by the Trustee on or prior to 10:00 a.m. (New York City time) on any Business Day, the Trustee shall, by 12:00 noon (New York City time) on such Business Day (or, in the case of any notice given to the Trustee after 10:00 a.m. (New York City time), by 12:00 noon (New York City time) on the next following Business Day), draw the lesser of the amounts set forth in clauses (x) and (y) above on such expiring Series 2009-2 Letter of Credit by presenting a draft accompanied by a Certificate of Termination Demand and shall cause the Termination Disbursement to be deposited in the Series 2009-2 Cash Collateral Account.

If the Trustee does not receive the notice from the Administrator described in the first paragraph of this Section 2.8(b) on or prior to the date that is two (2) Business Days prior to each Series 2009-2 Letter of Credit Expiration Date, the Trustee shall, by 12:00 noon (New York City time) on such Business Day draw the full amount of such Series 2009-2 Letter of Credit by presenting a draft accompanied by a Certificate of Termination Demand and shall cause the Termination Disbursement to be deposited in the Series 2009-2 Cash Collateral Account.

(c)  Series 2009-2 Letter of Credit Providers.  The Administrator shall notify the Trustee in writing within one (1) Business Day of becoming aware that (i) the long-term senior unsecured debt credit rating of any Series 2009-2 Letter of Credit Provider has fallen below “A1” as determined by Moody’s or (ii) the short-term senior unsecured debt credit rating of any Series 2009-2 Letter of Credit Provider has fallen below “P-1” as determined by Moody’s.  At such time the Administrator shall also notify the Trustee of (i) the greater of (A) the excess, if any, of the Series 2009-2 Required Enhancement Amount over the Series 2009-2 Enhancement Amount, excluding the available amount under the Series 2009-2 Letter of Credit issued by such Series 2009-2 Letter of Credit Provider, on such date, and (B) the excess, if any, of the Series 2009-2 Required Liquidity Amount over the Series 2009-2 Liquidity Amount, excluding the available amount under such Series 2009-2 Letter of Credit, on such date, and (ii) the amount available to be drawn on such Series 2009-2 Letter of Credit on such date.  Upon receipt of such notice by the Trustee on or prior to 10:00 a.m. (New York City time) on any Business Day, the Trustee shall, by 12:00 noon (New York City time) on such Business Day (or, in the case of any notice given to the Trustee after 10:00 a.m. (New York City time), by 12:00 noon (New York City time) on the next following Business Day), draw on such Series 2009-2 Letter of Credit in an amount equal to the lesser of the amounts in clause (i) and clause (ii) of the immediately preceding sentence on such Business Day by presenting a draft accompanied by a Certificate of Termination Demand and shall cause the Termination Disbursement to be deposited in the Series 2009-2 Cash Collateral Account.

(d)  Termination Date Demands on the Series 2009-2 Letters of Credit.  Prior to 10:00 a.m. (New York City time) on the Business Day immediately succeeding the Series 2009-2 Letter of Credit Termination Date, the Administrator shall determine the Series 2009-2 Demand Note Payment Amount, if any, as of the Series 2009-2 Letter of Credit Termination Date and, if the Series 2009-2 Demand Note Payment Amount is greater than zero, instruct the Trustee in writing to draw on the Series 2009-2 Letters of Credit.  Upon receipt of any such notice by the Trustee on or prior to 11:00 a.m. (New York City time) on a Business Day, the Trustee shall, by 12:00 noon (New York City time) on such Business Day draw an amount equal to the lesser of (i) the Series 2009-2 Demand Note Payment Amount and (ii) the Series 2009-2 Letter of Credit Liquidity Amount on the Series 2009-2 Letters of Credit by presenting to each Series 2009-2 Letter of Credit Provider a draft accompanied by a Certificate of Termination Date Demand and shall cause the Termination Date Disbursement to be deposited in the Series 2009-2 Cash Collateral Account; provided, however, that if the Series 2009-2 Cash Collateral Account has been established and funded, the Trustee shall draw an amount equal to the product of (a) 100% minus the Series 2009-2 Cash Collateral Percentage and (b) the lesser of the amounts referred to in clause (i) and (ii) on such Business Day on the Series 2009-2 Letters of Credit as calculated by the Administrator and provided in writing to the Trustee.

(e)  Draws on the Series 2009-2 Letters of Credit.  If there is more than one Series 2009-2 Letter of Credit on the date of any draw on the Series 2009-2 Letters of Credit pursuant to the terms of this Supplement, the Administrator shall instruct the Trustee, in writing, to draw on each Series 2009-2 Letter of Credit in an amount equal to the Pro Rata Share of the Series 2009-2 Letter of Credit Provider issuing such Series 2009-2 Letter of Credit of the amount of such draw on the Series 2009-2 Letters of Credit.

(f)  Establishment of Series 2009-2 Cash Collateral Account.  On or prior to the date of any drawing under a Series 2009-2 Letter of Credit pursuant to Section 2.8(b), (c) or (d) above, ABRCF shall establish and maintain in the name of the Trustee for the benefit of the Series 2009-2 Noteholders, or cause to be established and maintained, an account (the “Series 2009-2 Cash Collateral Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2009-2 Noteholders.  The Series 2009-2 Cash Collateral Account shall be maintained (i) with a Qualified Institution, or (ii) as a segregated trust account with the corporate trust department of a depository institution or trust company having corporate trust powers and acting as trustee for funds deposited in the Series 2009-2 Cash Collateral Account; provided, however, that if at any time such Qualified Institution is no longer a Qualified Institution or the credit rating of any securities issued by such depository institution or trust company shall be reduced to below “BBB-” by Standard & Poor’s or “Baa3” by Moody’s, then ABRCF shall, within thirty (30) days of such reduction, establish a new Series 2009-2 Cash Collateral Account with a new Qualified Institution or a new segregated trust account with the corporate trust department of a depository institution or trust company having corporate trust powers and acting as trustee for funds deposited in the Series 2009-2 Cash Collateral Account.  If a new Series 2009-2 Cash Collateral Account is established, ABRCF shall instruct the Trustee in writing to transfer all cash and investments from the non-qualifying Series 2009-2 Cash Collateral Account into the new Series 2009-2 Cash Collateral Account.

(g)  Administration of the Series 2009-2 Cash Collateral Account.  ABRCF may instruct (by standing instructions or otherwise) the institution maintaining the Series 2009-2 Cash Collateral Account to invest funds on deposit in the Series 2009-2 Cash Collateral Account from time to time in Permitted Investments; provided, however, that any such investment shall mature not later than the Business Day prior to the Distribution Date following the date on which such funds were received, unless any Permitted Investment held in the Series 2009-2 Cash Collateral Account is held with the Paying Agent, in which case such investment may mature on such Distribution Date so long as such funds shall be available for withdrawal on or prior to such Distribution Date.  All such Permitted Investments will be credited to the Series 2009-2 Cash Collateral Account and any such Permitted Investments that constitute (i) physical property (and that is not either a United States security entitlement or a security entitlement) shall be physically delivered to the Trustee; (ii) United States security entitlements or security entitlements shall be controlled (as defined in Section 8-106 of the New York UCC) by the Trustee pending maturity or disposition, and (iii) uncertificated securities (and not United States security entitlements) shall be delivered to the Trustee by causing the Trustee to become the registered holder of such securities.  The Trustee shall, at the expense of ABRCF, take such action as is required to maintain the Trustee’s security interest in the Permitted Investments credited to the Series 2009-2 Cash Collateral Account.  ABRCF shall not direct the Trustee to dispose of (or permit the disposal of) any Permitted Investments prior to the maturity thereof to the extent such disposal would result in a loss of the purchase price of such Permitted Investments.  In the absence of written investment instructions hereunder, funds on deposit in the Series 2009-2 Cash Collateral Account shall remain uninvested.

(h)  Earnings from Series 2009-2 Cash Collateral Account.  All interest and earnings (net of losses and investment expenses) paid on funds on deposit in the Series 2009-2 Cash Collateral Account shall be deemed to be on deposit therein and available for distribution.

(i)  Series 2009-2 Cash Collateral Account Surplus.  In the event that the Series 2009-2 Cash Collateral Account Surplus on any Distribution Date (or, after the Series 2009-2 Letter of Credit Termination Date, on any date) is greater than zero, the Trustee, acting in accordance with the written instructions of the Administrator, shall withdraw from the Series 2009-2 Cash Collateral Account an amount equal to the Series 2009-2 Cash Collateral Account Surplus and shall pay such amount:  first, to the Series 2009-2 Letter of Credit Providers to the extent of any unreimbursed drawings under the related Series 2009-2 Reimbursement Agreement, for application in accordance with the provisions of the related Series 2009-2 Reimbursement Agreement, and, second, to ABRCF any remaining amount.

(j)  Termination of Series 2009-2 Cash Collateral Account.  Upon the termination of this Supplement in accordance with its terms, the Trustee, acting in accordance with the written instructions of the Administrator, after the prior payment of all amounts owing to the Series 2009-2 Noteholders and payable from the Series 2009-2 Cash Collateral Account as provided herein, shall withdraw from the Series 2009-2 Cash Collateral Account all amounts on deposit therein (to the extent not withdrawn pursuant to Section 2.8(i) above) and shall pay such amounts:  first, to the Series 2009-2 Letter of Credit Providers to the extent of any unreimbursed drawings under the related Series 2009-2 Reimbursement Agreement, for application in accordance with the provisions of the related Series 2009-2 Reimbursement Agreement, and, second, to ABRCF any remaining amount.

Section 2.9  Series 2009-2 Distribution Account.  (a)  Establishment of Series 2009-2 Distribution Account.  ABRCF shall establish and maintain in the name of the Trustee for the benefit of the Series 2009-2 Noteholders, or cause to be established and maintained, an account (the “Series 2009-2 Distribution Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2009-2 Noteholders.  The Series 2009-2 Distribution Account shall be maintained (i) with a Qualified Institution, or (ii) as a segregated trust account with the corporate trust department of a depository institution or trust company having corporate trust powers and acting as trustee for funds deposited in the Series 2009-2 Distribution Account; provided, however, that if at any time such Qualified Institution is no longer a Qualified Institution or the credit rating of any securities issued by such depositary institution or trust company shall be reduced to below “BBB-” by Standard & Poor’s or “Baa3” by Moody’s, then ABRCF shall, within thirty (30) days of such reduction, establish a new Series 2009-2 Distribution Account with a new Qualified Institution.  If the Series 2009-2 Distribution Account is not maintained in accordance with the previous sentence, ABRCF shall establish a new Series 2009-2 Distribution Account, within ten (10) Business Days after obtaining knowledge of such fact, which complies with such sentence, and shall instruct the Series 2009-2 Agent in writing to transfer all cash and investments from the non-qualifying Series 2009-2 Distribution Account into the new Series 2009-2 Distribution Account.  Initially, the Series 2009-2 Distribution Account will be established with The Bank of New York Mellon Trust Company, N.A.

(b)  Administration of the Series 2009-2 Distribution Account.  The Administrator may instruct the institution maintaining the Series 2009-2 Distribution Account to invest funds on deposit in the Series 2009-2 Distribution Account from time to time in Permitted Investments; provided, however, that any such investment shall mature not later than the Business Day prior to the Distribution Date following the date on which such funds were received, unless any Permitted Investment held in the Series 2009-2 Distribution Account is held with the Paying Agent, then such investment may mature on such Distribution Date and such funds shall be available for withdrawal on or prior to such Distribution Date.  All such Permitted Investments will be credited to the Series 2009-2 Distribution Account and any such Permitted Investments that constitute (i) physical property (and that is not either a United States security entitlement or a security entitlement) shall be physically delivered to the Trustee; (ii) United States security entitlements or security entitlements shall be controlled (as defined in Section 8-106 of the New York UCC) by the Trustee pending maturity or disposition, and (iii) uncertificated securities (and not United States security entitlements) shall be delivered to the Trustee by causing the Trustee to become the registered holder of such securities.  The Trustee shall, at the expense of ABRCF, take such action as is required to maintain the Trustee’s security interest in the Permitted Investments credited to the Series 2009-2 Distribution Account.  ABRCF shall not direct the Trustee to dispose of (or permit the disposal of) any Permitted Investments prior to the maturity thereof to the extent such disposal would result in a loss of the purchase price of such Permitted Investments.  In the absence of written investment instructions hereunder, funds on deposit in the Series 2009-2 Distribution Account shall remain uninvested.

(c)  Earnings from Series 2009-2 Distribution Account.  All interest and earnings (net of losses and investment expenses) paid on funds on deposit in the Series 2009-2 Distribution Account shall be deemed to be on deposit and available for distribution.

(d)  Series 2009-2 Distribution Account Constitutes Additional Collateral for Series 2009-2 Notes.  In order to secure and provide for the repayment and payment of ABRCF’s Obligations with respect to the Series 2009-2 Notes, ABRCF hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Series 2009-2 Noteholders, all of ABRCF’s right, title and interest in and to the following (whether now or hereafter existing or acquired):  (i) the Series 2009-2 Distribution Account, including any security entitlement thereto; (ii) all funds on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Series 2009-2 Distribution Account or the funds on deposit therein from time to time; (iv) all investments made at any time and from time to time with monies in the Series 2009-2 Distribution Account, whether constituting securities, instruments, general intangibles, investment property, financial assets or other property; (v) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 2009-2 Distribution Account, the funds on deposit therein from time to time or the investments made with such funds; and (vi) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing clauses (i) through (vi) are referred to, collectively, as the “Series 2009-2 Distribution Account Collateral”).  The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Series 2009-2 Distribution Account and in and to all proceeds thereof, and shall be the only person authorized to originate entitlement orders in respect of the Series 2009-2 Distribution Account.  The Series 2009-2 Distribution Account Collateral shall be under the sole dominion and control of the Trustee for the benefit of the Series 2009-2 Noteholders.  The Series 2009-2 Agent hereby agrees (i) to act as the securities intermediary (as defined in Section 8-102(a)(14) of the New York UCC) with respect to the Series 2009-2 Distribution Account; (ii) that its jurisdiction as securities intermediary is New York, (iii) that each item of property (whether investment property, financial asset, security, instrument or cash) credited to the Series 2009-2 Distribution

Account shall be treated as a financial asset (as defined in Section 8-102(a)(9) of the New York UCC) and (iv) to comply with any entitlement order (as defined in Section 8-102(a)(8) of the New York UCC) issued by the Trustee.

Section 2.10  [Reserved]

Section 2.11  Series 2009-2 Accounts Permitted Investments.  ABRCF shall not, and shall not permit, funds on deposit in the Series 2009-2 Accounts to be invested in:

(i)  Permitted Investments that do not mature at least one Business Day before the next Distribution Date;

(ii)  demand deposits, time deposits or certificates of deposit with a maturity in excess of 360 days;

(iii)  commercial paper which is not rated “P-1” by Moody’s;

(iv)  money market funds or eurodollar time deposits which are not rated at least “AAA” by Standard & Poor’s and “P-1” by Moody’s;

(v)  eurodollar deposits that are not rated “P-1” by Moody’s or that are with financial institutions not organized under the laws of a G-7 nation; or

(vi)  any investment, instrument or security not otherwise listed in clause (i) through (vi) of the definition of “Permitted Investments” in the Base Indenture.

Section 2.12  Series 2009-2 Demand Notes Constitute Additional Collateral for Series 2009-2 Notes.  In order to secure and provide for the repayment and payment of ABRCF’s Obligations with respect to the Series 2009-2 Notes, ABRCF hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Series 2009-2 Noteholders, all of ABRCF’s right, title and interest in and to the following (whether now or hereafter existing or acquired):  (i) the Series 2009-2 Demand Notes; (ii) all certificates and instruments, if any, representing or evidencing the Series 2009-2 Demand Notes; and (iii) all proceeds of any and all of the foregoing, including, without limitation, cash.  On the date hereof, ABRCF shall deliver to the Trustee, for the benefit of the Series 2009-2 Noteholders, each Series 2009-2 Demand Note, endorsed in blank.  The Trustee, for the benefit of the Series 2009-2 Noteholders, shall be the only Person authorized to make a demand for payments on the Series 2009-2 Demand Notes.

ARTICLE III

AMORTIZATION EVENTS

In addition to the Amortization Events set forth in Section 9.1 of the Base Indenture, any of the following shall be an Amortization Event with respect to the Series 2009-2 Notes and collectively shall constitute the Amortization Events set forth in Section 9.1(n) of the

Base Indenture with respect to the Series 2009-2 Notes (without notice or other action on the part of the Trustee or any holders of the Series 2009-2 Notes):

(a)  a Series 2009-2 Enhancement Deficiency shall occur and continue for at least two (2) Business Days; provided, however, that such event or condition shall not be an Amortization Event if during such two (2) Business Day period such Series 2009-2 Enhancement Deficiency shall have been cured in accordance with the terms and conditions of the Indenture and the Related Documents;

(b)  the Series 2009-2 Liquidity Amount shall be less than the Series 2009-2 Required Liquidity Amount for at least two (2) Business Days; provided, however, that such event or condition shall not be an Amortization Event if during such two (2) Business Day period such insufficiency shall have been cured in accordance with the terms and conditions of the Indenture and the Related Documents;

(c)  the Collection Account, the Series 2009-2 Collection Account, the Series 2009-2 Excess Collection Account or the Series 2009-2 Reserve Account shall be subject to an injunction, estoppel or other stay or a Lien (other than Liens permitted under the Related Documents);

(d)  all principal of and interest on the Series 2009-2 Notes is not paid in full on or before the Series 2009-2 Expected Final Distribution Date;

(e)  any Series 2009-2 Letter of Credit shall not be in full force and effect for at least two (2) Business Days and (x) either a Series 2009-2 Enhancement Deficiency would result from excluding such Series 2009-2 Letter of Credit from the Series 2009-2 Enhancement Amount or (y) the Series 2009-2 Liquidity Amount, excluding therefrom the available amount under such Series 2009-2 Letter of Credit, would be less than the Series 2009-2 Required Liquidity Amount;

(f)  from and after the funding of the Series 2009-2 Cash Collateral Account, the Series 2009-2 Cash Collateral Account shall be subject to an injunction, estoppel or other stay or a Lien (other than Liens permitted under the Related Documents) for at least two (2) Business Days and either (x) a Series 2009-2 Enhancement Deficiency would result from excluding the Series 2009-2 Available Cash Collateral Account Amount from the Series 2009-2 Enhancement Amount or (y) the Series 2009-2 Liquidity Amount, excluding therefrom the Series 2009-2 Available Cash Collateral Amount, would be less than the Series 2009-2 Required Liquidity Amount; and

(g)  an Event of Bankruptcy shall have occurred with respect to any Series 2009-2 Letter of Credit Provider or any Series 2009-2 Letter of Credit Provider repudiates its Series 2009-2 Letter of Credit or refuses to honor a proper draw thereon and either (x) a Series 2009-2 Enhancement Deficiency would result from excluding such Series 2009-2 Letter of Credit from the Series 2009-2 Enhancement Amount or (y) the Series 2009-2 Liquidity Amount, excluding therefrom the available amount under such Series 2009-2 Letter of Credit, would be less than the Series 2009-2 Required Liquidity Amount.

ARTICLE IV

RIGHT TO WAIVE PURCHASE RESTRICTIONS

Other than as set forth in Section 6.7 hereto, notwithstanding any provision to the contrary in the Indenture or the Related Documents, upon the Trustee’s receipt of notice from any Lessee, any Borrower or ABRCF that the Lessees, the Borrowers and ABRCF have determined to increase any Series 2009-2 Maximum Amount, (such notice, a “Waiver Request”), each Series 2009-2 Noteholder may, at its option, waive any Series 2009-2 Maximum Amount (collectively, a “Waivable Amount”) if (i) no Amortization Event exists, (ii) the Requisite Noteholders consent to such waiver and (iii) 60 days’ prior written notice of such proposed waiver is provided to Moody’s by the Trustee.

Upon receipt by the Trustee of a Waiver Request (a copy of which the Trustee shall promptly provide to Moody’s), all amounts which would otherwise be allocated to the Series 2009-2 Excess Collection Account (collectively, the “Designated Amounts”) from the date the Trustee receives a Waiver Request through the Consent Period Expiration Date will be held by the Trustee in the Series 2009-2 Collection Account for ratable distribution as described below.

Within ten (10) Business Days after the Trustee receives a Waiver Request, the Trustee shall furnish notice thereof to the Series 2009-2 Noteholders, which notice shall be accompanied by a form of consent (each a “Consent”) in the form of Exhibit B by which the Series 2009-2 Noteholders may, on or before the Consent Period Expiration Date, consent to waiver of the applicable Waivable Amount.  If the Trustee receives Consents from the Requisite Noteholders agreeing to waiver of the applicable Waivable Amount within forty-five (45) days after the Trustee notifies the Series 2009-2 Noteholders of a Waiver Request (the day on which such forty-five (45) day period expires, the “Consent Period Expiration Date”), (i) the applicable Waivable Amount shall be deemed waived by the consenting Series 2009-2 Noteholders, (ii) the Trustee will distribute the Designated Amounts as set forth below and (iii) the Trustee shall promptly (but in any event within two days) provide Moody’s with written notice of such waiver.  Any Series 2009-2 Noteholder from whom the Trustee has not received a Consent on or before the Consent Period Expiration Date will be deemed not to have consented to such waiver.

If the Trustee receives Consents from the Requisite Noteholders on or before the Consent Period Expiration Date, then on the immediately following Distribution Date, the Trustee will pay the Designated Amounts as follows:

(i)  to the non-consenting Series 2009-2 Noteholders, if any, prorata up to the amount required to pay all Series 2009-2 Notes held by such non-consenting Series 2009-2 Noteholders in full; and

(ii)  any remaining Designated Amounts to the Series 2009-2 Excess Collection Account.

If the amount paid pursuant to clause (i) of the preceding paragraph is not paid in full on the date specified therein, then on each day following such Distribution Date, the

Administrator will allocate to the Series 2009-2 Collection Account on a daily basis all Designated Amounts collected on such day.  On each following Distribution Date, the Trustee will withdraw a portion of such Designated Amounts from the Series 2009-2 Collection Account and deposit the same in the Series 2009-2 Distribution Account for distribution as follows:

(a)           to the non-consenting Series 2009-2 Noteholders, if any, prorata an amount equal to the Designated Amounts in the Series 2009-2 Collection Account as of the applicable Determination Date up to the aggregate outstanding principal balance of the Series 2009-2 Notes held by the non-consenting Series 2009-2 Noteholders; and

(b)           any remaining Designated Amounts to the Series 2009-2 Excess Collection Account.

If the Requisite Noteholders do not timely consent to such waiver, the Designated Amounts will be re-allocated to the Series 2009-2 Excess Collection Account for allocation and distribution in accordance with the terms of the Indenture and the Related Documents.  In the event that the Series 2009-2 Rapid Amortization Period shall commence after receipt by the Trustee of a Waiver Request, all such Designated Amounts will thereafter be considered Principal Collections allocated to the Series 2009-2 Noteholders.

ARTICLE V

FORM OF SERIES 2009-2 NOTES

Section 5.1  Restricted Global Series 2009-2 Notes.  The Series 2009-2 Notes to be issued in the United States will be issued in book-entry form and represented by one or more permanent global Notes in fully registered form without interest coupons (each, a “Restricted Global Series 2009-2 Note”), substantially in the form set forth in Exhibit A-1, with such legends as may be applicable thereto as set forth in the Base Indenture, and will be sold only in the United States (1) initially to institutional accredited investors within the meaning of Regulation D under the Securities Act in reliance on an exemption from the registration requirements of the Securities Act and (2) thereafter to qualified institutional buyers within the meaning of, and in reliance on, Rule 144A under the Securities Act and shall be deposited on behalf of the purchasers of the Series 2009-2 Notes represented thereby, with the Trustee as custodian for DTC, and registered in the name of Cede as DTC’s nominee, duly executed by ABRCF and authenticated by the Trustee in the manner set forth in Section 2.4 of the Base Indenture.

Section 5.2  Temporary Global Series 2009-2 Notes; Permanent Global Series 2009-2 Notes.  The Series 2009-2 Notes to be issued outside the United States will be issued and sold in transactions outside the United States in reliance on Regulation S under the Securities Act, as provided in the applicable note purchase agreement, and shall initially be issued in the form of one or more temporary notes in registered form without interest coupons (each, a “Temporary Global Series 2009-2 Note”), substantially in the form set forth in Exhibit A-2, which shall be deposited on behalf of the purchasers of the Series 2009-2 Notes represented thereby with a custodian for, and registered in the name of a nominee of DTC, for the account of Euroclear Bank S.A./N.V., as operator of the Euroclear System (“Euroclear”) or for Clearstream Banking, société anonyme (“Clearstream”), duly executed by ABRCF and authenticated by the

Trustee in the manner set forth in Section 2.4 of the Base Indenture.  Interests in a Temporary Global Series 2009-2 Note will be exchangeable, in whole or in part, for interests in one or more permanent global notes in registered form without interest coupons (each, a “Permanent Global Series 2009-2 Note”), substantially in the form of Exhibit A-3, in accordance with the provisions of such Temporary Global Series 2009-2 Note and the Base Indenture (as modified by this Supplement).  Interests in a Permanent Global Series 2009-2 Note will be exchangeable for a definitive Series 2009-2 Note in accordance with the provisions of such Permanent Global Series 2009-2 Note and the Base Indenture (as modified by this Supplement).

ARTICLE VI

GENERAL

Section 6.1  Optional Repurchase.  The Series 2009-2 Notes shall be subject to repurchase by ABRCF at its option in accordance with Section 6.3 of the Base Indenture on any Distribution Date after the Series 2009-2 Invested Amount is reduced to an amount less than or equal to 10% of the Series 2009-2 Initial Invested Amount (the “Series 2009-2 Repurchase Amount”).  The repurchase price for any Series 2009-2 Note shall equal the aggregate outstanding principal balance of such Series 2009-2 Note (determined after giving effect to any payments of principal and interest on such Distribution Date), plus accrued and unpaid interest on such outstanding principal balance.

Section 6.2  Information.  The Trustee shall provide to the Series 2009-2 Noteholders, or their designated agent, copies of all information furnished to the Trustee or ABRCF pursuant to the Related Documents, as such information relates to the Series 2009-2 Notes or the Series 2009-2 Collateral.

Section 6.3  Exhibits.  The following exhibits attached hereto supplement the exhibits included in the Indenture.

Exhibit A-1:	Form of Restricted Global Series 2009-2 Note
Exhibit A-2:	Form of Temporary Global Series 2009-2 Note
Exhibit A-3:	Form of Permanent Global Series 2009-2 Note
Exhibit B:	Form of Consent
Exhibit C:	Form of Series 2009-2 Demand Note
Exhibit D:	Form of Letter of Credit
Exhibit E:	Form of Lease Payment Deficit Notice
Exhibit F:	Form of Demand Notice
Exhibit G:	Form of Supplemental Indenture No. 3 to the Base Indenture
Exhibit H:	Form of Amendment to the Master Exchange Agreement

Section 6.4  Ratification of Base Indenture.  As supplemented by this Supplement, the Base Indenture is in all respects ratified and confirmed and the Base Indenture as so supplemented by this Supplement shall be read, taken, and construed as one and the same instrument.

Section 6.5  Counterparts.  This Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

Section 6.6  Governing Law.  This Supplement shall be construed in accordance with the law of the State of New York, and the obligations, rights and remedies of the parties hereto shall be determined in accordance with such law.

Section 6.7  Amendments.  This Supplement may be modified or amended from time to time in accordance with the terms of the Base Indenture; provided, however, that if, pursuant to the terms of the Base Indenture or this Supplement, the consent of the Required Noteholders is required for an amendment or modification of this Supplement, such requirement shall be satisfied if such amendment or modification is consented to by the Series 2009-2 Noteholders representing more than 50% of the aggregate outstanding principal amount of the Series 2009-2 Notes; provided, further, that, so long as (i) no Amortization Event has occurred and is continuing and (ii) the Rating Agency Consent Condition is met with respect to the outstanding Series 2009-2 Notes, ABRCF shall be able to (x) increase the Series 2009-2 Maximum Hyundai Amount up to an amount not to exceed 30% of the aggregate Net Book Value of all Vehicles leased under the Leases and (y) increase the Series 2009-2 Maximum Kia Amount up to an amount not to exceed 15% of the aggregate Net Book Value of all Vehicles leased under the Leases at any time without the consent of the Series 2009-2 Noteholders by giving written notice of such increase to the Trustee along with an Officer’s Certificate certifying that no Amortization Event has occurred and is continuing.

Section 6.8  Discharge of Indenture.  Notwithstanding anything to the contrary contained in the Base Indenture, no discharge of the Indenture pursuant to Section 11.1(b) of the Base Indenture will be effective as to the Series 2009-2 Notes without the consent of the Required Noteholders.

Section 6.9  Notice to Moody’s.  The Trustee shall provide to Moody’s a copy of each notice, opinion of counsel, certificate or other item delivered to, or required to be provided by, the Trustee pursuant to this Supplement or any other Related Document.

Section 6.10  Capitalization of ABRCF.  ABRCF agrees that on the Series 2009-2 Closing Date it will have capitalization in an amount equal to or greater than 3% of the sum of (x) the Series 2009-2 Invested Amount and (y) the invested amount of the Series 2002-2 Notes, the Series 2003-4 Notes, the Series 2004-1 Notes, the Series 2005-1 Notes, the Series 2005-2 Notes, the Series 2005-4 Notes, the Series 2006-1 Notes, the Series 2007-2 Notes the Series 2008-1 Notes and the Series 2009-1 Notes.

Section 6.11  [Reserved]

Section 6.12  Series 2009-2 Demand Notes.  Other than pursuant to a demand thereon pursuant to Section 2.5, ABRCF shall not reduce the amount of the Series 2009-2 Demand Notes or forgive amounts payable thereunder so that the outstanding principal amount of the Series 2009-2 Demand Notes after such reduction or forgiveness is less than the Series 2009-2 Letter of Credit Liquidity Amount.  ABRCF shall not agree to any amendment of the

Series 2009-2 Demand Notes without first satisfying the Rating Agency Confirmation Condition and the Rating Agency Consent Condition.

Section 6.13  Termination of Supplement.  This Supplement shall cease to be of further effect when all outstanding Series 2009-2 Notes theretofore authenticated and issued have been delivered (other than destroyed, lost, or stolen Series 2009-2 Notes which have been replaced or paid) to the Trustee for cancellation, ABRCF has paid all sums payable hereunder, and, if the Series 2009-2 Demand Note Payment Amount on the Series 2009-2 Letter of Credit Termination Date was greater than zero, all amounts have been withdrawn from the Series 2009-2 Cash Collateral Account in accordance with Section 2.8(i).

Section 6.14  Noteholder Consent to Certain Amendments.  Each Series 2009-2 Noteholder, upon any acquisition of a Series 2009-2 Note, will be deemed to agree and consent to (i) the execution by ABRCF of a Supplemental Indenture to the Base Indenture substantially in the form of Exhibit G hereto and (ii) the execution of an amendment to the Master Exchange Agreement substantially in the form of Exhibit H hereto.  Such deemed consent will apply to each proposed amendment set forth in Exhibits G and H individually, and the failure to adopt any of the amendments set forth therein will not revoke the consent with respect to any other amendment.

Section 6.15  Confidential Information.(a)  The Trustee and each Series 2009-2 Note Owner agrees, by its acceptance and holding of a beneficial interest in a Series 2009-2 Note, to maintain the confidentiality of all Confidential Information in accordance with procedures adopted by the Trustee or such Series 2009-2 Note Owner in good faith to protect confidential information of third parties delivered to such Person; provided, that such Person may deliver or disclose Confidential Information to:  (i) such Person’s directors, trustees, officers, employees, agents, attorneys, independent or internal auditors and affiliates who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 6.15; (ii) such Person’s financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 6.15; (iii) any other Series 2009-2 Note Owner; (iv) any Person of the type that would be, to such Person’s knowledge, permitted to acquire an interest in the Series 2009-2 Notes in accordance with the requirements of the Indenture to which such Person sells or offers to sell any such Series 2009-2 Note or any part thereof and that agrees to hold confidential the Confidential Information substantially in accordance with this Section 6.15 (or in accordance with such other confidentiality procedures as are acceptable to ABRCF); (v) any federal or state or other regulatory, governmental or judicial authority having jurisdiction over such Person; (vi) the National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about the investment portfolio of such Person, (vii) any reinsurers or liquidity or credit providers that agree to hold confidential the Confidential Information substantially in accordance with this Section 6.15 (or in accordance with such other confidentiality procedures as are acceptable to ABRCF); (viii) any other Person with the consent of ABRCF; or (ix) any other Person to which such delivery or disclosure may be necessary or appropriate (A) to effect compliance with any law, rule, regulation, statute or order applicable to such Person, (B) in response to any subpoena or other legal process upon prior notice to ABRCF (unless prohibited by applicable law, rule, order or decree or other requirement having the force of law), (C) in connection with any litigation to which such Person is a party upon prior notice to ABRCF (unless prohibited by applicable law, rule, order or decree or other requirement having the force of law) or (D) if an Amortization Event with respect to the Series 2009-2 Notes has occurred and is continuing, to the extent such Person may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under the Series 2009-2 Notes, the Indenture or any other Related Document; and provided, further, however, that delivery to any Series 2009-2 Note Owner of any report or information required by the terms of the Indenture to be provided to such Series 2009-2 Note Owner shall not be a violation of this Section 6.15.  Each Series 2009-2 Note Owner agrees, by acceptance of a beneficial interest in a Series 2009-2 Note, except as set forth in clauses (v), (vi) and (ix) above, that it shall use the Confidential Information for the sole purpose of making an investment in the Series 2009-2 Notes or administering its investment in the Series 2009-2 Notes.  In the event of any required disclosure of the Confidential Information by such Series 2009-2 Note Owner, such Series 2009-2 Note Owner agrees to use reasonable efforts to protect the confidentiality of the Confidential Information.

(b)           For the purposes of this Section 6.15, “Confidential Information” means information delivered to the Trustee or any Series 2009-2 Note Owner by or on behalf of ABRCF in connection with and relating to the transactions contemplated by or otherwise pursuant to the Indenture and the Related Documents; provided, that such term does not include information that:  (i) was publicly known or otherwise known to the Trustee or such Series 2009-2 Note Owner prior to the time of such disclosure; (ii) subsequently becomes publicly known through no act or omission by the Trustee, any Series 2009-2 Note Owner or any person acting on behalf of the Trustee or any Series 2009-2 Note Owner; (iii) otherwise is known or becomes known to the Trustee or any Series 2009-2 Note Owner other than (x) through disclosure by ABRCF or (y) as a result of the breach of a fiduciary duty to ABRCF or a contractual duty to ABRCF; or (iv) is allowed to be treated as non-confidential by consent of ABRCF.

Section 6.16  Capitalized Cost Covenant.  ABRCF hereby agrees that it shall not permit the aggregate Capitalized Cost for all Vehicles purchased in any model year that are not subject to a Manufacturer Program to exceed 85% of the aggregate MSRP (Manufacturer Suggested Retail Price) of all such Vehicles; provided, however, that ABRCF shall not modify the customary buying patterns or purchasing criteria used by the Administrator and its Affiliates with respect to the Vehicles if the primary purpose of such modification is to comply with this covenant.

IN WITNESS WHEREOF, ABRCF and the Trustee have caused this Supplement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

By:	AVIS BUDGET RENTAL CAR FUNDING (AESOP) LLC /s/ Rochelle Tarlowe
Name: Rochelle Tarlowe Title: Vice President and Treasurer

By:	THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee /s/ Sally R. Tokich
Title: Senior Associate

By:	THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Series 2009-2 Agent /s/ Sally R. Tokich
Title: Senior Associate